================================================================================




                                    INDENTURE

                           DATED AS OF AUGUST 9, 1999

                                      AMONG

                             GENTEK INC., AS ISSUER,

                         THE SUBSIDIARY GUARANTORS NAMED

                                     HEREIN

                                       AND

                U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE

                               ------------------

                                  $200,000,000

                11% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A

                11% SENIOR SUBORDINATED NOTES DUE 2009, SERIES B

================================================================================

                              CROSS-REFERENCE TABLE

TRUST INDENTURE                                                                 INDENTURE
 ACT SECTION                                                                     SECTION
---------------                                                                 ---------
'SS'310(a)(1)..............................................................         7.10
       (a)(2)..............................................................         7.10
       (a)(3)..............................................................         N.A.
       (a)(4)..............................................................         N.A.
       (a)(5)..............................................................         7.08, 7.10
       (b).................................................................         7.08; 7.10; 13.02
       (c).................................................................         N.A.
'SS'311(a).................................................................         7.11
       (b).................................................................         7.11
       (c).................................................................         N.A.
'SS'312(a).................................................................         2.05
       (b).................................................................         13.03
       (c).................................................................         13.03
'SS'313(a).................................................................         7.06
       (b)(1)..............................................................         7.06
       (b)(2)..............................................................         7.06
       (c).................................................................         7.06; 13.02
       (d).................................................................         7.06
'SS'314(a).................................................................         4.11; 4.12; 13.02
       (b).................................................................         N.A.
       (c)(1)..............................................................         13.04
       (c)(2)..............................................................         13.04
       (c)(3)..............................................................         N.A.
       (d).................................................................         N.A.
       (e).................................................................         13.05
       (f).................................................................         N.A.
'SS'315(a).................................................................         7.01(b)
       (b).................................................................         7.05; 13.02
       (c).................................................................         7.01(a)
       (d).................................................................         7.01(c)
       (e).................................................................         6.11
'SS'316(a)(last sentence)..................................................         2.09
       (a)(1)(A)...........................................................         6.05
       (a)(1)(B)...........................................................         6.04
       (a)(2)..............................................................         N.A.
       (b).................................................................         6.07
       (c).................................................................         10.04
'SS'317(a)(1)..............................................................         6.08
       (a)(2)..............................................................         6.09
       (b).................................................................         2.04
'SS'318(a).................................................................         13.01


----------------
N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                       TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
                          ARTICLE ONE

             DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions..........................................................................1
SECTION 1.02.  Incorporation by Reference of Trust Indenture Act...................................32
SECTION 1.03.  Rules of Construction...............................................................33

                         ARTICLE TWO

                       THE SECURITIES

SECTION 2.01.  Form and Dating.....................................................................33
SECTION 2.02.  Execution and Authentication........................................................35
SECTION 2.03.  Registrar and Paying Agent..........................................................36
SECTION 2.04.  Paying Agent To Hold Assets in Trust................................................36
SECTION 2.05.  Securityholder Lists................................................................37
SECTION 2.06.  Transfer and Exchange...............................................................37
SECTION 2.07.  Replacement Securities..............................................................38
SECTION 2.08.  Outstanding Securities..............................................................38
SECTION 2.09.  Treasury Securities.................................................................39
SECTION 2.10.  Temporary Securities................................................................39
SECTION 2.11.  Cancellation........................................................................40
SECTION 2.12.  Defaulted Interest..................................................................40
SECTION 2.13.  CUSIP Number........................................................................40
SECTION 2.14.  Deposit of Moneys...................................................................41
SECTION 2.15.  Book-Entry Provisions for Global Securities.........................................41
SECTION 2.16.  Registration of Transfers and Exchanges.............................................42

                        ARTICLE THREE

                         REDEMPTION

SECTION 3.01.  Notices to Trustee..................................................................48
SECTION 3.02.  Selection of Securities To Be Redeemed..............................................48
SECTION 3.03.  Notice of Redemption................................................................48
SECTION 3.04.  Effect of Notice of Redemption......................................................49
SECTION 3.05.  Deposit of Redemption Price.........................................................50
SECTION 3.06.  Securities Redeemed in Part.........................................................50

                                                                                                 Page
                                                                                                 ----
                        ARTICLE FOUR

                          COVENANTS

SECTION 4.01.  Payment of Securities...............................................................50
SECTION 4.02.  Maintenance of Office or Agency.....................................................51
SECTION 4.03.  Transactions with Affiliates........................................................51
SECTION 4.04.  Limitation on Incurrence of Indebtedness and Preferred Equity Interests.............52
SECTION 4.05.  Disposition of Proceeds of Asset Sales..............................................55
SECTION 4.06.  Limitation on Restricted Payments...................................................57
SECTION 4.07.  Corporate Existence.................................................................61
SECTION 4.08.  Payment of Taxes and Other Claims...................................................62
SECTION 4.09.  Notice of Defaults..................................................................62
SECTION 4.10.  Maintenance of Properties and Insurance.............................................62
SECTION 4.11.  Compliance Certificate..............................................................63
SECTION 4.12.  Provision of Financial Information..................................................63
SECTION 4.13.  Waiver of Stay, Extension or Usury Laws.............................................64
SECTION 4.14.  Change of Control...................................................................64
SECTION 4.15.  Limitation on Senior Subordinated Indebtedness......................................65
SECTION 4.16.  Limitations on Dividend and Other Payment Restrictions Affecting Restricted
                   Subsidiaries....................................................................66
SECTION 4.17.  Designation of Unrestricted Subsidiaries............................................67
SECTION 4.18.  Limitation on Liens.................................................................68
SECTION 4.19.  Guaranty of Securities by Eligible Subsidiaries.....................................69

                        ARTICLE FIVE

               MERGERS; SUCCESSOR CORPORATION

SECTION 5.01.  Mergers, Sale of Assets, etc........................................................70
SECTION 5.02.  Successor Corporation Substituted...................................................71

                         ARTICLE SIX

                    DEFAULT AND REMEDIES

SECTION 6.01.  Events of Default...................................................................72
SECTION 6.02.  Acceleration........................................................................74
SECTION 6.03.  Other Remedies......................................................................75
SECTION 6.04.  Waiver of Default...................................................................75
SECTION 6.05.  Control by Majority.................................................................76


                                                                                                  Page
                                                                                                  ----
SECTION 6.06.  Limitation on Suits.................................................................76
SECTION 6.07.  Rights of Holders To Receive Payment................................................77
SECTION 6.08.  Collection Suit by Trustee..........................................................77
SECTION 6.09.  Trustee May File Proofs of Claim....................................................77
SECTION 6.10.  Priorities..........................................................................78
SECTION 6.11.  Undertaking for Costs...............................................................78

                        ARTICLE SEVEN

                           TRUSTEE

SECTION 7.01.  Duties of Trustee...................................................................79
SECTION 7.02.  Rights of Trustee...................................................................80
SECTION 7.03.  Individual Rights of Trustee........................................................81
SECTION 7.04.  Trustee's Disclaimer................................................................81
SECTION 7.05.  Notice of Defaults..................................................................81
SECTION 7.06.  Reports by Trustee to Holders.......................................................82
SECTION 7.07.  Compensation and Indemnity..........................................................82
SECTION 7.08.  Replacement of Trustee..............................................................83
SECTION 7.09.  Successor Trustee by Merger, etc....................................................84
SECTION 7.10.  Eligibility; Disqualification.......................................................85
SECTION 7.11.  Preferential Collection of Claims Against Company...................................85

                        ARTICLE EIGHT

                 SUBORDINATION OF SECURITIES

SECTION 8.01.  Securities Subordinated to Senior Indebtedness......................................85
SECTION 8.02.  No Payment on Securities in Certain Circumstances...................................86
SECTION 8.03.  Payment Over of Proceeds upon Dissolution, etc......................................87
SECTION 8.04.  Subrogation.........................................................................88
SECTION 8.05.  Obligations of Company Unconditional................................................89
SECTION 8.06.  Notice to Trustee...................................................................90
SECTION 8.07.  Reliance on Judicial Order or Certificate of Liquidating Agent......................90
SECTION 8.08.  Trustee's Relation to Senior Indebtedness...........................................91
SECTION 8.09.  Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders
                  of Senior Indebtedness...........................................................91

SECTION 8.10.  Securityholders Authorize Trustee To Effectuate Subordination of Securities.........92
SECTION 8.11.  This Article Not To Prevent Events of Default.......................................92
SECTION 8.12.  Trustee's Compensation Not Prejudiced...............................................92

                                                                                                  Page
                                                                                                  ----
SECTION 8.13.  No Waiver of Subordination Provisions...............................................92
SECTION 8.14.  Subordination Provisions Not Applicable to Money Held in Trust for
                  Securityholders; Payments May Be Paid Prior to Dissolution.......................93

SECTION 8.15.  Acceleration of Securities..........................................................93

                        ARTICLE NINE

                   DISCHARGE OF INDENTURE

SECTION 9.01.  Termination of Company's Obligations................................................93
SECTION 9.02.  Application of Trust Money..........................................................95
SECTION 9.03.  Repayment to Company................................................................95
SECTION 9.04.  Reinstatement.......................................................................95

                       ARTICLE TEN

               AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.  Without Consent of Holders..........................................................96
SECTION 10.02.  With Consent of Holders.............................................................97
SECTION 10.03.  Compliance with Trust Indenture Act.................................................99
SECTION 10.04.  Revocation and Effect of Consents...................................................99
SECTION 10.05.  Notation on or Exchange of Securities..............................................100
SECTION 10.06.  Trustee To Sign Amendments, etc....................................................100

                        ARTICLE ELEVEN

                           GUARANTY

SECTION 11.01.  Unconditional Guaranty.............................................................100
SECTION 11.02.  Severability.......................................................................101
SECTION 11.03.  Release of a Subsidiary Guarantor..................................................101
SECTION 11.04.  Limitation of Subsidiary Guarantor's Liability.....................................102
SECTION 11.05.  Contribution.......................................................................102
SECTION 11.06.  Execution of Security Guaranty.....................................................103
SECTION 11.07.  Subordination of Subrogation and Other Rights......................................103

                                                                                                  Page
                                                                                                  ----
                        ARTICLE TWELVE

                   SUBORDINATION OF GUARANTY

SECTION 12.01.  Guaranty Obligations Subordinated to Guarantor Senior Indebtedness.................104
SECTION 12.02.  No Payment on Guaranties in Certain Circumstances..................................104
SECTION 12.03.  Payment Over of Proceeds upon Dissolution, etc.....................................105
SECTION 12.04.  Subrogation........................................................................106
SECTION 12.05.  Obligations of Subsidiary Guarantors Unconditional.................................107
SECTION 12.06.  Notice to Trustee..................................................................108
SECTION 12.07.  Reliance on Judicial Order or Certificate of Liquidating Agent.....................109
SECTION 12.08.  Trustee's Relation to Guarantor Senior Indebtedness................................109
SECTION 12.09.  Subordination Rights Not Impaired by Acts or Omissions of the
                   Subsidiary Guarantors or Holders of Guarantor Senior Indebtedness...............109
SECTION 12.10.  Securityholders Authorize Trustee To Effectuate Subordination of Guaranty..........110
SECTION 12.11.  This Article Not To Prevent Events of Default......................................110
SECTION 12.12.  Trustee's Compensation Not Prejudiced..............................................110
SECTION 12.13.  No Waiver of Guaranty Subordination Provisions.....................................110
SECTION 12.14.  Payments May Be Paid Prior to Dissolution..........................................111

                       ARTICLE THIRTEEN

                         MISCELLANEOUS

SECTION 13.01.  Trust Indenture Act Controls.......................................................111
SECTION 13.02.  Notices............................................................................112
SECTION 13.03.  Communications by Holders with Other Holders.......................................113
SECTION 13.04.  Certificate and Opinion as to Conditions Precedent.................................113
SECTION 13.05.  Statements Required in Certificate or Opinion......................................114
SECTION 13.06.  Rules by Trustee, Paying Agent, Registrar..........................................114
SECTION 13.07.  Governing Law......................................................................114
SECTION 13.08.  No Recourse Against Others.........................................................115
SECTION 13.09.  Successors.........................................................................115
SECTION 13.10.  Counterpart Originals..............................................................115
SECTION 13.11.  Severability.......................................................................115
SECTION 13.12.  No Adverse Interpretation of Other Agreements......................................115
SECTION 13.13.  Legal Holidays.....................................................................115

                                                                                                           Page
                                                                                                           ----
SIGNATURES..................................................................................................S-1

EXHIBIT A         Form of Series A Security.................................................................A-1
EXHIBIT B         Form of Series B Security.................................................................B-1
EXHIBIT C         Form of Legend for Global Securities......................................................C-1
EXHIBIT D         Form of Transfer Certificate..............................................................D-1
EXHIBIT E         Form of Transfer Certificate for Institutional Accredited Investors.......................E-1
EXHIBIT F         Form of Certificate for Regulation S Transfers............................................F-1

-----------------

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE dated as of August 9, 1999, among GENTEK INC., a Delaware corporation (the "Company"), the Subsidiary Guarantors named herein (the "Subsidiary Guarantors") and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the
Securities:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.

                  "Accounts Receivable Subsidiary" means any Subsidiary of the Company that is, directly or indirectly, wholly owned by the Company (other than director qualifying shares) and engaged solely in (i) purchasing, financing and collecting accounts receivable obligations of customers of the Company or its Subsidiaries, (ii) the sale or financing of such accounts receivable or interests therein and (iii) other activities incident thereto.

                  "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Acquisition from such Person or (b) existing at the time such Person becomes a Restricted Subsidiary or is merged or consolidated with or into the Company or any Restricted Subsidiary; provided that (i) such Indebtedness was not Incurred by such Person in connection with or in contemplation of such Acquisition, merger or consolidation or such Person becoming a Restricted Subsidiary and (ii) Indebtedness of such Person which is redeemed, defeased, retired or otherwise repaid at the time of or immediately upon consummation of the transaction by which such Person becomes a Restricted Subsidiary or at the time of such merger or consolidation or acquisition of assets shall not be Acquired Indebtedness.

                  "Acquired Person" means, with respect to any specified Person, any other Person which merges with or into or becomes a Restricted Subsidiary of such specified Person.

                  "Acquisition" means (i) any capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Company or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Equity Interests of any other Person by the Company or any Restricted Subsidiary, in either case pursuant to which such Person shall become a Re-stricted Subsidiary or shall be consolidated with or merged into the Company or any Restricted Subsidiary or (ii) any acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business.

                  "Additional Interest" has the meaning provided in the Registration Rights Agreement.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that (i) beneficial ownership of 10.0% or more of the then outstanding Voting Equity Interests of a Person shall be deemed to be control for purposes of compliance with Section 4.03; and (ii) no individual, other than a director of the Company or an officer of the Company with a policy making function, shall be deemed an Affiliate of the Company or any of its Subsidiaries, solely by reason of such individual's employment, position or responsibilities by or with respect to the Company or any of its Subsidiaries.

                  "Affiliate Transaction" see Section 4.03.

                  "Agent" means any Registrar, Paying Agent or co-Registrar.

                  "Asset Sale" means any direct or indirect sale, conveyance, transfer, lease (that has the effect of a disposition) or other disposition (including, without limitation, any merger, consolidation or sale-leaseback transaction) to any Person other than the Company or a Restricted Subsidiary, in one transaction or a series of related transactions, of (i) any Equity Interest of any Restricted Subsidiary; (ii) any license, franchise or other authorization of the Company or any Restricted Subsidiary that is material to the Company and the Restricted Subsidiaries; (iii) any assets of the Company and the Restricted Subsidiaries which constitute substantially all of an operating unit or line of business of the Company or any Restricted Subsidiary; or (iv) any other property or asset of the Company or any Restricted Subsidiary outside of the ordinary course of business (including the receipt of proceeds paid on account of the loss of or damage to any property or asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceedings). For the purposes of this definition, the term "Asset Sale" shall not include (a) any transaction consummated in compliance with Section 5.01 or the creation of any Lien not prohibited by Section 4.18; provided, that any transaction consummated in compliance with Sec-tion 5.01 involving a sale, conveyance, assignment, transfer, lease or other disposal of less than all of the properties or assets of the Company shall be deemed to be an Asset Sale with respect to the properties or assets of the Company and the Restricted Subsidiaries that are not so sold, conveyed, assigned, transferred, leased or otherwise disposed of in such transaction; (b) sales and other dispositions of property or equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary; (c) surrender or waiver of contractual rights or the settlement, release or surrender of contract, tort or other claims of any kind; and (d) the licensing of intellectual property, or leases or subleases to third parties not interfering in any material respect with the business of the Company or any of the Restricted Subsidiaries. For purposes of Section 4.05, the term "Asset Sale" shall not include (a) any dividend or distribution made in compliance with Section 4.06; (b) any Investment to the extent constituting a Restricted Payment which is subject to and made in compliance with Section 4.06 or any Permitted Investment; provided that if such Investment is part of a transaction or a series of transactions involving an Investment or payment in addition to such Restricted Payment or Permitted Investment, the balance of the transaction will be treated as an Asset Sale; (c) any disposition or series of related dispositions for aggregate consideration not to exceed $3.0 million; and (d) any sale, conveyance or transfer of accounts receivable to an Accounts Receivable Subsidiary or in the ordinary course of business on customary terms to third parties that are not Affiliates of the Company or any Subsidiary of the Company for financing purposes.

                  "Bankruptcy Law" see Section 6.01.

                  "Board of Directors" means the Board of Directors of the Company or any Subsidiary Guarantor, as the case may be, or any authorized committee of such Board of Directors.

                  "Board Resolution" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

                  "Business Day" means a day that is not a Saturday, a Sunday or a day on which banking institutions in Chicago, Illinois or New York, New York are not required to be open.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

                  "Cash Equivalents" means: (a) U.S. dollars, Canadian dollars, the Euro and any other currency that is convertible into U.S. dollars or Canadian dollars without legal restrictions or that is utilized by the Company or any of the Restricted Subsidiaries in the ordinary course of its business; (b) securities (including repurchase agreements and reverse repurchase agreements relating to marketable direct obligations) issued or directly and fully guaranteed or insured by the government of the United States, Canada or any country which has adopted the Euro as its currency, or by any agency or instrumentality thereof, having maturities of not more than 365 days from the date of acquisition; (c) certificates of deposit and time deposits with maturities of 365 days or less from the date of acquisition, bankers' acceptances with maturities not exceeding 365 days and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500.0 million (or the foreign currency equivalent thereof); (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and
(c) above entered into with any financial institution meeting the qualifications specified in clause (c) above or with any nationally recognized securities dealer having total capital funds in excess of $100,000,000; (e) commercial paper rated P-1, A-1 or the equivalent thereof by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or at least an equivalent rating category of Duff & Phelps, and in each case maturing within 365 days after the date of acquisition; and (f) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act.

                  "Change of Control" means the occurrence of any of the following: (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders in the aggregate, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Equity Interests of the Company (including any successor thereto under this Indenture); (b) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation involving the Company), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than one or more Permitted Holders; (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or approved by a vote of Permitted Holders who beneficially own, directly or indirectly, a majority in the aggregate of the total voting power of the Voting Equity Interests of the Company) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  "Change of Control Date" see Section 4.14.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Vice President or its Treasurer, and by an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of Consolidated EBITDA for the four quarter period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Company are available (the "Four Quarter Period") to (ii) Consolidated Interest Expense for such Four Quarter Period; provided, however, that (1) if the Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such Four Quarter Period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, Consolidated EBITDA and Consolidated Interest Expense for such Four Quarter Period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such Four Quarter Period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such Four Quarter Period or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such Four Quarter Period, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation) and the discharge of any other Indebtedness repaid, repurchased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such Four Quarter Period, (2) without duplication, if the Company or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness (each, a "discharge") since the beginning of the Four Quarter Period that is no longer outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio involves a discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and the related commitments terminated), Consolidated Interest Expense for such Four Quarter Period shall be calculated after giving effect on a pro forma basis to such discharge of Indebtedness as if such discharge has occurred on the first day of such Four Quarter Period, (3) if since the beginning of such Four Quarter Period the Company or any Restricted Subsidiary shall have made any Asset Sale, the Consolidated

EBITDA for such Four Quarter Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Sale for such Four Quarter Period or increased by an amount equal to the Consolidated EBITDA (if negative) directly attributable thereto for such Four Quarter Period and Consolidated Interest Expense for such Four Quarter Period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Sale for such Four Quarter Period (or, if the Equity Interests of any Restricted Subsidiary are sold, the Consolidated Interest Expense for such Four Quarter Period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale), (4) if since the beginning of such Four Quarter Period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Acquisition of assets, including any Acquisition occurring in connection with a transaction causing a calculation to be made hereunder, Consolidated EBITDA and Consolidated Interest Expense for such Four Quarter Period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Acquisition occurred on the first day of such Four Quarter Period and (5) if since the beginning of such Four Quarter Period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such Four Quarter Period) shall have made any Asset Sale or any Acquisition that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the Company or a Restricted Subsidiary during such Four Quarter Period, Consolidated EBITDA and Consolidated Interest Expense for such Four Quarter Period shall be calculated after giving pro forma effect thereto as if such Asset Sale or Acquisition occurred on, with respect to any Acquisition, the first day of such Four Quarter Period and, with respect to any Asset Sale, the day prior to the first day of such Four Quarter Period. For purposes of this definition, whenever pro forma effect is to be given to an Acquisition, the amount of income or earnings and any cost savings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in accordance with Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account the operation of any agreement under which Hedging Obligations relating to interest are outstanding applicable to such Indebtedness). In giving effect to any Indebtedness to be Incurred, if such Indebtedness bears, at the option of the Company or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, the interest expense on such Indebtedness shall be calculated by applying such optional rate as the

Company may designate. Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.

                  "Consolidated EBITDA" means, for any period, the Consolidated Net Income for such period, minus (A) any non-cash item increasing Consolidated Net Income during such period (other than any non-cash item arising from the reversal of an accrual or reserve previously established in respect of a non-cash item), plus, without duplication, (B) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Income Tax Expense for such period; (ii) Consolidated Interest Expense for such period;
(iii) depreciation expense for such period; (iv) amortization expense for such period (including, without limitation, goodwill and intangibles); (v) any out-of-pocket costs and transaction expenses relating to the underwriting, placement or arrangement for sale of Equity Interests of the Company or any Restricted Subsidiary or Incurrences of Indebtedness of the Company or any Restricted Subsidiary; (vi) net losses incurred in the retirement of Indebtedness; (vii) all non-cash accruals or cash expenses relating to issuances, grants of awards of stock, option, other equity-related interests or other securities to employees, officers or directors in the ordinary course of business; and (viii) all other non-cash items reducing Consolidated Net Income for such period (other than any non-cash item requiring an accrual or a reserve for cash disbursements in any future period); provided that, in determining Consolidated EBITDA, there shall only be included that portion of the items referred to in clause (A) or (B) related to, or arising in connection with, any Person all of whose Equity Interests are not beneficially owned directly or indirectly by the Company (a "Specified Person") that is proportionate to the amount of the net income (loss) of the Specified Person included in Consolidated Net Income for such period.

                  "Consolidated Income Tax Expense" means, with respect to the Company for any period, the provision for federal, state, local and foreign income taxes payable by the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, with respect to the Company for any period, without duplication, the sum of (i) the interest expense of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP (excluding, except to the extent provided in clause (b) or (d) below, amortization or write-off of debt issuance costs), including, without limitation, (a) any amortization of debt discount,
(b) the net cost under Hedging Obligations relating to interest (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (e) all capitalized interest and all accrued in-terest, and (ii) to the extent Incurred by the Company and the Restricted Subsidiaries in such period but not included in such interest expense, without duplication, (x) the interest component of Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and the Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP and (y) dividends and distributions paid, accrued and/or scheduled to be paid or accrued in respect of Disqualified Equity Interests or Designated Preferred Stock of the Company or Preferred Equity Interests of any Restricted Subsidiary (other than, in each case, (i) any such dividends or distributions in Qualified Equity Interests of the Company or (ii) any such dividends or distributions paid or payable to the Company or a Restricted Subsidiary) during such period as determined on a consolidated basis in accordance with GAAP. In determining Consolidated Interest Expense, there shall only be included that portion of the items referred to in clause (i) or (ii) related to, or arising in connection with, any Specified Person that is proportionate to the amount of the net income (loss) of the Specified Person included in Consolidated Net Income for such period.

                  "Consolidated Net Income" means, for any period, the consolidated net income (loss) of the Company and the Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that there shall be excluded from such Consolidated Net Income: (i) any net income (loss) of any Person that is not a Restricted Subsidiary, except that (A) subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause
(iii) below) and (B) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income; (ii) for purposes of Section 4.06, any net income (loss) of any Person acquired by the Company or a Restricted Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income (loss) of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions or loans or advances by such Restricted Subsidiary, directly or indirectly, to the Company except that (A) subject to the limitations contained in (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed or delivered by such Restricted Subsidiary during such period to the Company or a Restricted Subsidiary as a dividend or other distribution as a loan or other advance if such receiving Restricted Subsidiary would not itself be subject to such a restriction and in the case of loans or other advances to the Company, that the Company's obliga-tions in respect of such loans or advances would be subordinated to the Notes (it being understood that, in the case of a Joint Venture, any restriction constituting a consent requirement of the other holders of Equity Interests in such Joint Venture shall be deemed received, absent historical or stated intent to the contrary), (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income but only up to the aggregate Investment of the Company or any Restricted Subsidiary in such Restricted Subsidiary and (C) for so long as, and during the periods when, such Restricted Subsidiary is a Subsidiary Guarantor, the net income (loss) of such Restricted Subsidiary shall be included in Consolidated Net Income; (iv) any gain or loss realized upon the sale or other disposition of any asset of the Company or the Restricted Subsidiaries (including pursuant to any sale/leaseback transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Equity Interests of any Person; (v) the cumulative effect of a change in accounting principles; (vi) any item classified as an extraordinary, unusual or nonrecurring gain, loss or charge (including, but not limited to, any such item related to, or arising in connection with the Spin-Off (as defined in the Offering Memorandum) or to any Asset Sale or Acquisition by the Company or any Restricted Subsidiary after the Issue Date), in each case on an after-tax basis; (vii) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness; (viii) the write-off of assets in connection with purchase accounting of assets acquired by the Company and the Restricted Subsidiaries (including assets acquired in an Acquisition) if such write-offs are done at the time of, or within three months after, such acquisition, in each case to the extent not involving a cash payment; and (ix) any non-cash compensation charge arising from any grant of stock, stock options or other equity-based awards.

                  "Consolidated Tangible Assets" means, as of any date of determination, the total assets, less goodwill and other intangibles shown on the balance sheet of the Company and the Restricted Subsidiaries as of the most recent date for which such a balance sheet is available, determined on a consolidated basis in accordance with GAAP.

                  "consolidation" means the consolidation of the accounts of each of the Restricted Subsidiaries with those of the Company in accordance with GAAP consistently applied; provided, however, that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Company or any Restricted Subsidiary in an Unrestricted Subsidiary will be accounted for as an investment. The term "consolidated" has a correlative meaning.

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 13.02 or such other address as the Trustee may give notice to the Company.

                  "Credit Facility" means the Credit Agreement, dated as of April 30, 1999, among the Company, Noma Inc., the lenders and agents named therein and The Chase Manhattan Bank, as Administrative Agent, including any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto and any agreement providing therefor (including any restatements thereof and any increases in the amount of commitments thereunder), whether by or with the same or any other lender, creditor, group of lenders or group of creditors, and including related notes, guaranty and note agreements, collateral security documents and other instruments and agreements executed in connection therewith. Without limiting the generality of the foregoing, "Credit Facility" shall include any agreement changing the maturity of the Indebtedness Incurred thereunder or contemplated thereby, adding Subsidiaries of the Company as additional borrowers or guarantors thereunder, increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or otherwise altering the terms and conditions thereof.

                  "Custodian" see Section 6.01.

                  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Defeasance Trust Payment" see Section 8.01.

                  "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Designated Preferred Stock" means Preferred Equity Interests (not constituting Disqualified Equity Interests) of the Company that are designated as Designated Preferred Stock pursuant to an officer's certificate of the Company delivered to the Trustee.

                  "Designated Senior Indebtedness" means (a) any Indebtedness outstanding under the Credit Facility and (b) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend additional amounts, of at least $25.0 million, if the instrument governing such Senior Indebtedness expressly states that such Indebtedness is "Designated Senior Indebtedness" for purposes of this Indenture and an officers' certificate of the Company setting forth such designation by the Company has been filed with the Trustee.

                  "Designation" see Section 4.17.

                  "Designation Amount" see Section 4.17.

                  "Disqualified Equity Interest" means any Equity Interest to the extent that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or, at the option of the holder thereof, in whole or in part, redeemable or exchangeable into Indebtedness on or prior to the Maturity Date; provided any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of a "change of control" or "sale of assets" occurring prior to the final stated maturity of the Securities shall not constitute Disqualified Equity Interests if the "change of control" or "asset sale" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than Section 4.14 and
Section 4.05 and such provisions require an offer to purchase and are first complied with; provided, further, that if such Equity Interest is issued pursuant to any plan for the benefit of directors, officers or employees of the Company or of any of its Subsidiaries (or by any such plan to such directors, officers or employees), such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by the Company pursuant to customary provisions of the plan or in order to satisfy applicable statutory or regulatory obligations.

                  "Eligible Subsidiary" means all Restricted Subsidiaries, other than (i) Foreign Subsidiaries, (ii) Subsidiaries of Foreign Subsidiaries and
(iii) Accounts Receivable Subsidiaries.

                  "Equity Interest" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, and membership interests in such Person, including any Preferred Equity Interests (but excluding debt securities convertible or exchangeable into any of the foregoing).

                  "Equity Issuance" means any public or private issuance of Equity Interests of the Company.

                  "ESOP" means an employee stock ownership plan for the benefit of the employees of the Company or its Subsidiaries.

                  "Event of Default" see Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Exchange Securities" means the 11% Senior Subordinated Notes due 2009, Series B, to be issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

                  "Expiration Date" has the meaning set forth in the definition of "Offer to Purchase" below.

                  "Fair Market Value" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction; provided that the Fair Market Value of any such asset or assets shall be determined conclusively by the Board of Directors of the Company acting in good faith, and shall be evidenced by resolutions of the Board of Directors of the Company delivered to the Trustee.

                  "Fairness Opinion" see Section 4.03.

                  "Foreign Subsidiary" means (i) any Subsidiary of the Company that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and conducts its principal operations outside the United States and (ii) any Subsidiary of the Company that has no material assets other than securities of one or more Foreign Subsidiaries and other assets relating to an ownership interest in such securities or Subsidiaries.

                  "Four Quarter Period" has the meaning set forth in the definition of "Consolidated Coverage Ratio" above.

                  "Funding Guarantor " see Section 11.05.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Issue Date (for purposes of the definitions of the terms "Consolidated Coverage Ratio," "Consolidated EBITDA," "Consolidated Interest Expense," "Consolidated Tangible Assets" and "Consolidated Net Income" and all defined terms in this Indenture to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions) and as in effect from time to time (for all other purposes of this Indenture), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Ac-counting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP as consistently applied.

                  "GCG" means The General Chemical Group Inc.

                  "GCIP" means General Chemical Industrial Products Inc.

                  "Global Securities" means one or more IAI Global Securities, Regulation S Global Securities and 144A Global Securities.

                  "Guarantor Senior Indebtedness" means, at any date, (a) all Obligations of a Subsidiary Guarantor under the Credit Facility; (b) all Hedging Obligations of a Subsidiary Guarantor; (c) all Obligations of a Subsidiary Guarantor under stand-by letters of credit; and (d) all Obligations under other Indebtedness of a Subsidiary Guarantor including principal, premium, if any, and interest on such Indebtedness, unless the instrument under which such Indebtedness of a Subsidiary Guarantor for money borrowed is Incurred expressly provides that such Indebtedness for money borrowed is not senior or superior in right of payment to the Guaranties, and all renewals, extensions, modifications, amendments or refinancings thereof. Notwithstanding the foregoing, Guarantor Senior Indebtedness shall not include (a) to the extent that it may constitute Indebtedness, any Obligation for federal, state, local, foreign or other taxes;
(b) any Indebtedness of a Subsidiary Guarantor to any Subsidiary of a Subsidiary Guarantor, unless and for so long as such Indebtedness has been pledged to secure Obligations under the Credit Facility or other Guarantor Senior Indebtedness; (c) any Obligation in respect of any trade payable Incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (d) Indebtedness evidenced by the Guaranties; (e) Indebtedness of a Subsidiary Guarantor that is expressly subordinate or junior in right of payment to any other Indebtedness of a Subsidiary Guarantor; (f) to the extent that it may constitute Indebtedness, any obligation owing under leases (other than Capital Lease Obligations), subleases or licenses; and (g) any obligation that by operation of law is subordinate to any general unsecured obligations of a Subsidiary Guarantor.

                  "guaranty" means, as applied to any obligation, (i) a guaranty (other than by endorsement of negotiable instruments for deposit or collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. A guaranty shall include, without limitation, any agreement to maintain or preserve any other Person's financial condition or to cause any other Person to achieve certain levels of operating results.

                  "Guaranty" or "Security Guarantee" see Section 11.01.

                  "Hedging Obligations" means, with respect to any Person, the Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) other agreements or arrangements relating to fluctuations in interest rates and (iii) foreign currency, commodity or energy hedge, exchange or similar agreements (agreements referred to in this definition being referred to herein as "Hedging Agreements").

                  "Holder" means the registered holder of any Security.

                  "IAI Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold to Institutional Accredited Investors.

                  "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guaranty or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that (i) a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness and (ii) neither the accrual of interest nor the accretion of original issue discount shall be deemed an Incurrence of Indebtedness (although the amount of such accrual or accretion at any date at which an outstanding amount of Indebtedness is to be calculated shall be included in the calculation of such outstanding principal amount). Indebtedness of any Acquired Person or any of its Subsidiaries existing at the time such Acquired Person becomes a Restricted Subsidiary (or is merged into or consolidated with the Company or any Restricted Subsidiary), whether or not such Indebtedness was Incurred in connection with, as a result of, or in contemplation of, such Acquired Person becoming a Restricted Subsidiary (or being merged into or consolidated with the Company or any Restricted Subsidiary), shall be deemed Incurred at the time any such Acquired Person becomes a Restricted Subsidiary or merges into or consolidates with the Company or any Restricted Subsidiary.

                  "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not con-tingent, (a) every obligation of such Person for money borrowed; (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services and every conditional sale obligation (but excluding (x) trade accounts payable incurred in the ordinary course of business and payable in accordance with industry practices or (y) other accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith); (e) every Capital Lease Obligation of such Person; (f) every net obligation under Hedging Obligations of such Person; and (g) every obligation of the type referred to in clauses (a) through (f) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise. Indebtedness (a) shall never be calculated taking into account any cash and Cash Equivalents held by such Person; (b) shall not include obligations of any Person (v) for federal, state, local or other taxes, which are not overdue (taking account of any extensions) or subject to dispute, (w) arising from reclamation obligations, or any bonding thereof (unless required by and in compliance with applicable laws and regulations, to the extent such reclamation obligations are due after the final Stated Maturity of the Securities), (x) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, provided that such obligations are extinguished within three Business Days of their Incurrence, (y) resulting from the endorsement of negotiable instruments for collection in the ordinary course of business and consistent with past business practices and (z) under stand-by letters of credit to the extent collateralized by cash or Cash Equivalents; (c) which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be deemed to be Incurred or outstanding in an amount equal to the accreted value thereof at the date of determination; (d) shall include the liquidation preference and any mandatory redemption payment obligations (excluding currently accruing dividends) in respect of any Disqualified Equity Interests or Designated Preferred Equity Interests of the Company or any Preferred Equity Interests of any Restricted Subsidiary; and (e) shall not include obligations under performance bonds, performance guaranties, surety bonds and appeal bonds, letters of credit or similar obligations, incurred in the ordinary course of business. For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness denominated in a foreign currency, the U.S. dollar-equivalent principal amount of such Indebtedness Incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was Incurred if such Indebtedness is Incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S.

dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. The principal amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Independent Financial Advisor" means a nationally recognized, accounting, appraisal, investment banking firm or consultant that is, in the judgment of the Company's Board of Directors, qualified to perform the task for which it has been engaged (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "Initial Purchasers" means Chase Securities Inc., Wasserstein Perella Securities, Inc. and First Union Capital Markets Corp.

                  "Initial Securities" means the 11% Senior Subordinated Notes due 2009, Series A, of the Company.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "interest" means, with respect to the Securities, the sum of any cash interest and any Additional Interest on the Securities.

                  "Interest Payment Date" means each semiannual interest payment date on February 1 and August 1 of each year, commencing February 1, 2000.

                  "Interest Record Date" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

                  "Investment" means, with respect to any Person, any direct or indirect loan, advance, guaranty or other extension of credit (other than trade receivables created on cus-tomary terms in the ordinary course of business) or capital contribution to (by means of transfers of cash or other property or assets to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. Unless the context otherwise requires, the amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, and minus the amount of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment constituting a guaranty, the maximum potential amount of such guaranty shall be considered the amount of the Investment and, in determining the amount of any Investment involving a transfer of any property or asset other than cash, such property shall be valued at its Fair Market Value at the time of such transfer. A guaranty of performance by the Company or any Restricted Subsidiary in the delivery of the product or material requirements of a customer or third party in the ordinary course of business shall not constitute an Investment. If the Issuer or any of the Restricted Subsidiaries sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such entity ceases to be a Subsidiary, the Issuer shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Capital Stock of such Restricted Subsidiary not sold or disposed of.

                  "Issue Date" means the original issue date of the Securities, August 9, 1999.

                  "Joint Venture" means any joint venture with respect to a Related Business constituting a Subsidiary, involving the Company and one or more Persons, to which the Company has contributed assets (whether in the form of cash, property or services).

                  "Lien" means any lien, mortgage, charge, security interest, hypothecation, assignment for security or encumbrance of any kind (including any conditional sale or capital lease or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "Management Agreement" means the management agreement as in effect on the Issue Date between the Company and Latona Associates Inc. (and its permitted successors and assigns thereunder), as it may be amended, modified or replaced after the Issue Date with the approval of a majority of the disinterested directors of the Company in accordance with Section 4.03.

                  "Maturity Date" means August 1, 2009.

                  "Net Cash Proceeds" means the aggregate proceeds in the form of cash or Cash Equivalents received by the Company or any Restricted Subsidiary in respect of any Asset Sale, including all cash or Cash Equivalents received upon any sale, liquidation or other exchange of proceeds of Asset Sales received in a form other than cash or Cash Equivalents, net of (a) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, underwriters or placement agents' fees, discounts or commissions, sales commissions, and costs incurred in preparing the respective properties or assets for sale) and any relocation or severance expenses incurred as a result thereof; (b) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); (c) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale; (d) amounts deemed, in good faith, appropriate by the Board of Directors of the Company to be provided as a reserve, in accordance with GAAP, against any liabilities associated with such assets which are the subject of such Asset Sale (provided that the amount of any such reserves shall be deemed to constitute Net Cash Proceeds at the time such reserves shall have been released or are not otherwise required to be retained as a reserve); and
(e) with respect to Asset Sales by Restricted Subsidiaries, the portion of such cash payments attributable to Persons holding a minority interest in such Restricted Subsidiary.

                  "Obligations" means any principal, interest (including, with respect to Designated Senior Indebtedness only, Post-Petition Interest), penalties, fees, indemnifications, reimbursement obligations, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offer" has the meaning set forth in the definition of "Offer to Purchase" below.

                  "Offer to Purchase" means a written offer (the "Offer") sent by or on behalf of the Company by first-class mail, postage prepaid, to each holder at his address appearing in the register for the Securities on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase, which shall be not less than 20 Business Days nor more than 60 days after the date of such Offer, and a settlement date (the "Purchase Date") for purchase of Securities to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall also contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:
(1) the Section of this Indenture pursuant to which the Offer to Purchase is being made; (2) the Expiration Date and the Purchase Date; (3) the aggregate principal amount of the outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section of this Indenture requiring the Offer to Purchase) (the "Purchase Amount"); (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price"); (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount; (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase; (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue; (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date; (9) that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing); (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender; (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal amount or integral multiples thereof shall be purchased); and (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

                  An Offer to Purchase shall be governed by and effected in accordance with the provisions above pertaining to any Offer.

                  "Offering Memorandum" means the Company's Offering Memorandum dated August 4, 1999 for $200,000,000 of Securities.

                  "Officer" means the Chairman, any Vice Chairman, the President, any Vice President, the Chief Financial Officer, the Treasurer, or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company complying with Sections 11.04 and 11.05.

                  "144A Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

                  "Operating Partnership" means any Person (i) in which the Company beneficially owns less than a majority of the Voting Equity Interests and (ii) which has been organized for the purpose of engaging in a line or lines of business similar to a line or lines of business of the Company or any Restricted Subsidiary or in a Related Business.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Pari Passu Debt" means Indebtedness of the Company or any Subsidiary Guarantor that constitutes neither Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, nor Subordinated Indebtedness.

                  "Pari Passu Debt Pro Rata Share" means the amount of the applicable Net Cash Proceeds obtained by multiplying the amount of such Net Cash Proceeds by a fraction, (i) the numerator of which is the aggregate accreted value and/or principal amount, as the case may be, of all Pari Passu Debt outstanding at the time of the applicable Asset Sale with respect to which the Company is required to use Net Cash Proceeds to repay or make an offer to purchase or repay and (ii) the denominator of which is the sum of (a) the aggregate principal amount of all Securities outstanding at the time of the applicable Asset Sale and (b) the aggregate principal amount or the aggregate accreted value, as the case may be, of all Pari Passu Debt outstanding at the time of the applicable Offer to Purchase with respect to which the Company is required to use the applicable Net Cash Proceeds to offer to repay or make an offer to purchase or repay.

                  "Participant" has the meaning set forth in Section 2.15.

                  "Paying Agent" has the meaning provided in Section 2.03.

                  "Payment Blockage Notice" see Section 8.02(a).

                  "Payment Blockage Period" see Section 8.02(a).

                  "Permitted Consideration" means consideration received in connection with an Asset Sale consisting of (x) any Investment by the Company or a Restricted Subsidiary made for strategic purposes in a customer, supplier, competitor or a company engaged in a Related Business, provided that, at the time of and after giving effect to such Asset Sale, the aggregate amount of all such Investments treated as Permitted Consideration would not exceed 10% of Consolidated Tangible Assets as of the most recent balance sheet date, (y) Replacement Assets and (z) any combination of the foregoing.

                  "Permitted Designee" with respect to any Permitted Holder means (A) a spouse or child or other lineal descendants (in the case of an individual) of such Permitted Holder, (B) any trust principally for the benefit of such Permitted Holder or a spouse or child or other lineal descendant of such Permitted Holder, (C) in the event of death or incompetence of a Permitted Holder, such Permitted Holder's estate, heirs, executor, administrator, committee or other court appointed representative, (D) any foundation or not-for-profit organization established by a Permitted Holder, or (E) any Person so long as one or more Permitted Holders in the aggregate own a majority of the Voting Equity Interests of such Person.

                  "Permitted Equity Incentive Payments" means (i) distributions, loans or advances made by the Company to members of the Company's or its Subsidiaries' management to the extent used to fund the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company held by any member of the Company's or any of its Subsidiaries' management pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of this Indenture and as the same may be amended, modified or replaced in accordance with Section 4.03; (ii) payments of any amounts to an ESOP or other stock plan for employees of the Company or any of its Subsidiaries; and (iii) payments to members of management of the Company and its Subsidiaries pursuant to equity incentive plans of the Company to the extent such payments are reflected as expenses in the calculation of Consolidated Net Income; provided that the aggregate amount of payments made under the preceding clauses (i), (ii) and (iii) shall not exceed the sum of $5.0 million in any calendar year plus the Net Cash Proceeds received by the Company since the Issue Date from, or as a capital contribution from, the issuance or sale to employees of the Company and its Subsidiaries of Qualified Equity Interests, to the extent such Net Cash Proceeds are not and have not been included in any calculation under clause (c)(2) of the first paragraph (a) or under any clause (other than clause (v)) of the second paragraph of Section 4.06.

                  "Permitted Hedging Obligations" means any Hedging Obligations that are Incurred (a) in the ordinary course of business and (b) for the purpose of hedging (x) interest rate risk to the Company or any Restricted Subsidiary with respect to any fixed or floating rate Indebtedness of the Company or any Restricted Subsidiary (including all Hedging Obligations Incurred in connection with the Credit Facility), (y) currency risk to the Company or any Restricted Subsidiary in the ordinary course of business or (z) the risk to the Company and the Restricted Subsidiaries of fluctuations in the cost of raw materials, energy inputs or other commodities used in the ordinary course of business of the Company and the Restricted Subsidiaries.

                  "Permitted Holder" means Paul M. Meister, Paul M. Montrone, Richard R. Russell and their respective Permitted Designees.

                  "Permitted Indebtedness" see Section 4.04.

                  "Permitted Investments" means (a) any Investment in the Company, any Restricted Subsidiary or a Person that becomes a Restricted Subsidiary, or is merged with or into or consolidated with the Company or a Restricted Subsidiary (provided the Company or a Restricted Subsidiary is the survivor), as a result of or in connection with such Investment; (b) cash or Cash Equivalents; (c) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (d) loans and advances to employees made in the ordinary course of business not to exceed $3.0 million in the aggregate at any one time outstanding; (e) Permitted Hedging Obligations; (f) bonds, notes, debentures or other securities received as consideration from any Asset Sale that is subject to and made in compliance with Section 4.05, provided that, in the case of any Permitted Consideration (excluding Replacement Assets) received from any Asset Sale to the extent it exceeds 25% of the total consideration received from such Asset Sale ("Excess Permitted Consideration"), such Excess Permitted Consideration shall not be permitted under this clause (f) but rather must be permitted under another clause or clauses of this definition or otherwise under
Section 4.06; (g) transactions with officers, directors and employees of the Company or any Restricted Subsidiary entered into in compliance with Section
4.03 (including compensation or employee benefit arrangements with any such director or employee); (h) any Investment to the extent that the consideration paid by the Company or a Restricted Subsidiary therefor consists of Qualified Equity Interests of the Company; (i) to the extent not otherwise included in other clauses of this definition, Investments in Operating Partnerships or Unrestricted Subsidiaries or Investments representing Excess Permitted Consideration in an aggregate amount at any time outstanding not to exceed an amount equal to (1) the greater of (x) $75.0 million or (y) 15.0% of Consolidated Tangible Assets plus (2) to the extent not reinvested under this clause (i), any cash return of capital (whether realized as a result of payments from the respective Person in which the Permitted Investment was made, the receipt of net cash proceeds from the sale of the respective Permitted Investment or otherwise) realized on a Permitted Investment made after the Issue Date pursuant to this clause (i) (provided such amount under this subclause (2) shall be excluded from Consolidated Net Income for purposes of the covenant described under Section 4.06; (j) securities or other Investments received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person; (k) receivables owing to the Company or any Restricted Subsidiary created in the ordinary course; (l) Investments in the form of the sale (on a "true sale" non-recourse basis, other than customary securitization undertakings) or the servicing of receivables transferred from the Company or any Restricted Subsidiary, or transfers of cash, to an Accounts Receivable Subsidiary as a capital contribution or in exchange for Indebtedness of such Accounts Receivable Subsidiary or cash and Investments by an Accounts Receivable Subsidiary incurred in connection with the sale or financing of accounts receivable, in each case in the ordinary course of business and on customary terms; (m) Investments in the Securities; and (n) Investments in any Person not to exceed $20.0 million at any time outstanding.

                  "Permitted Junior Securities" means any securities of the Company or any other Person provided for by a plan of reorganization or readjustment succeeding to the assets and liabilities of the Company that are
(i) equity securities without special covenants or (ii) subordinated in right of payment to all Senior Indebtedness that may at the time be out-standing, to substantially the same extent as, or to a greater extent than, the Securities are subordinated as provided in this Indenture, in any event pursuant to a court order so providing and as to which (a) the rate of interest on such securities shall not exceed the effective rate of interest on the Securities on the date of this Indenture, (b) such securities shall not be entitled to the benefits of covenants or defaults materially more beneficial to the holders of such securities than those in effect with respect to the Securities on the Issue Date and (c) such securities shall not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date one year following the final scheduled maturity date of the Senior Indebtedness (as modified by the plan of reorganization or readjustment pursuant to which such securities are issued); provided that, in each case with respect to clauses
(i) and (ii) above, (x) if a new corporation results from any such reorganization or readjustment, such corporation assumes all Senior Indebtedness that will be outstanding after giving effect thereto and (y) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered or impaired, including, without limitation, such rights being impaired within the meaning of Section 1124 of Title 11 of the United States Code, or any impairment of the right to receive interest accruing during the pendency of a bankruptcy or insolvency proceeding, including proceedings under Title 11 of the United States Code.

                  "Permitted Liens" means (a) Liens on property of a Person existing at the time such Person becomes a Subsidiary of the Company (or at the time the Company or a Restricted Subsidiary acquires such property) or is merged into or consolidated with the Company or any Restricted Subsidiary; provided, however, that such Liens were in existence prior to the contemplation of such merger or consolidation and do not secure any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Liens prior to such merger or consolidation; (b) Liens imposed by law such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith and by appropriate proceedings; (c) Liens existing on the Issue Date or provided for under written arrangements existing on the Issue Date; (d) Liens securing only the Securities; (e) Liens in favor of the Company or any Restricted Subsidiary;
(f) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Company and the Restricted Subsidiaries or that are being contested in good faith by appropriate proceedings; provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (g) easements, reservation of rights of way, restrictions and other similar easements, licenses, restrictions on the use of properties, or minor imperfections of title that in the aggregate do not in any case materially detract from the properties subject thereto or interfere with the ordinary conduct of the business of the Com-pany and the Restricted Subsidiaries; (h) pledges, deposits or Liens in connection with workers' compensation, unemployment insurance and other social security and other similar legislation or other insurance-related obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements); (i) pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), obligations for utilities, leases, licenses, statutory obligations, completion guarantees, surety, judgment, appeal or performance bonds, other similar bonds, instruments or obligations, and other obligations of a like nature incurred in the ordinary course of business; (j)(A) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on property over which the Company or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar agreements relating thereto and (B) any condemnation or eminent domain proceedings affecting any real property; (k) Liens arising out of judgments, decrees, orders or awards not constituting any Event of Default in respect of which the Company shall in good faith be prosecuting an appeal or proceedings for review, which appeal or proceedings shall not have been finally terminated, or if the period within which such appeal or proceedings may be initiated shall not have expired; (l) Liens securing Hedging Obligations Incurred in compliance with Section 4.04; (m) Liens securing Purchase Money Indebtedness; provided, however, that (I) such Liens secure Indebtedness in an amount not in excess of the original purchase price or the original cost of any such assets or repair, addition or improvement thereto (plus an amount equal to the reasonable fees and expenses in connection with the incurrence of such Indebtedness), (II) such Liens do not extend to any other assets of the Company or the Restricted Subsidiaries (and, in the case of repair, addition or improvements to any such assets, such Lien extends only to the assets (and improvements thereto or thereon) repaired, added to or improved), (III) the Incurrence of such Indebtedness is permitted by Section 4.04 and (IV) such Liens attach within 180 days of such purchase, construction, installation, repair, addition or improvement; (n) Liens to secure Indebtedness permitted by clause
(iv) of the definition of "Permitted Indebtedness"; (o) Liens to secure any refinancings, renewals, extensions, modifications or replacements (collectively, "refinancing") (or successive refinancings), in whole or in part, of any Indebtedness secured by Liens referred to in this definition (other than clause
(v)) so long as such Lien does not extend to any other property (other than improvements thereto or proceeds or dividends or distributions in respect thereof); (p) Liens securing letters of credit entered into in the ordinary course of business and consistent with past business practice; (q) Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary securing any Indebtedness of such Unrestricted Subsidiary; (r) Liens securing Acquired Indebtedness, provided that such Liens do not extend to any other assets or property of the Company or any Restricted Subsidiary; (s) leases, subleases, licenses or sublicenses to third parties; (t) any Lien with respect to the Equity Interests of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (u) Liens to secure Indebtedness or other obligations of an Accounts Receivable Subsidiary; and (v) other Liens securing up to $20.0 million of Indebtedness (other than Subordinated Indebtedness or Pari Passu Indebtedness).

                  "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of the Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of the Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable fees, underwriting discount, premiums and all other costs and expenses incurred in connection therewith); (ii) except in the case of Senior Indebtedness or Indebtedness of a Restricted Subsidiary, such Permitted Refinancing Indebtedness has a final maturity date not earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) if such Indebtedness being extended, refinanced, renewed, defeased or refunded, constitutes Preferred Equity Interests of a Restricted Subsidiary or Disqualified Equity Interests then the Permitted Refinancing Indebtedness shall also constitute Capital Stock of the respective issuer of the Capital Stock being extended, refinanced, renewed, replaced, defeased or refunded.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability limited partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Securities" means one or more certificated Securities in registered form.

                  "Post-Petition Interest" means, with respect to any Indebtedness of any Person, all interest accrued or accruing on such Indebtedness after the commencement of any bankruptcy, insolvency or liquidation proceeding against such Person in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing such Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such bankruptcy, insolvency or liquidation proceeding.

                  "Preferred Equity Interest," in any Person, means an Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class in such Person. Preferred Equity Interests of any Acquired Person or any of its Subsidiaries existing at the time such Acquired Person becomes a Restricted Subsidiary (or is merged into or consolidated with the Company or any Restricted Subsidiary) shall be deemed issued at such time.

                  "principal" of a debt security means the principal of the security, plus, when appropriate, the premium, if any, on the security.

                  "Private Exchange Securities" have the meaning provided in Sections 2(b) of the Registration Rights Agreement.

                  "Private Placement Legend" means the legend initially set forth on the Initial Securities in the form set forth on Exhibit A hereto.

                  "Purchase Agreement" means the Purchase Agreement dated as of August 3, 1999 by and among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                  "Purchase Amount" has the meaning set forth in the definition of "Offer to Purchase" above.

                  "Purchase Date" has the meaning set forth in the definition of "Offer to Purchase" above.

                  "Purchase Money Indebtedness" means Indebtedness of the Company or any Restricted Subsidiary Incurred for the purpose of financing all or any part of the acquisition (whether directly or through the acquisition of the Equity Interests of any Person), leasing, construction or improvement of any property, plant or equipment used in the business of the Company or any Restricted Subsidiary; provided that the aggregate principal amount of such Indebtedness does not exceed such purchase price or cost.

                  "Purchase Price" has the meaning set forth in the definition of "Offer to Purchase" above.

                  "Qualified Equity Interest" in any Person means any Equity Interest in such Person other than any Disqualified Equity Interest.

                  "Qualified Institutional Buyer" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.

                  "Registrar" see Section 2.03.

                  "Registration" means a registered exchange offer for the Securities by the Company or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  "Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated as of the date hereof by and among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" means the Regulation S Temporary Global Security and the Regulation S Permanent Global Security.

                  "Regulation S Permanent Global Security" means a permanent global security in registered form representing the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

                  "Regulation S Temporary Global Security" means a temporary global security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S.

                  "Related Business" means (a) those businesses in which the Company or any of the Restricted Subsidiaries is engaged on the Issue Date, or that are similar or reasonably related, complementary or incidental thereto or extensions or developments thereof and (b) any business (the "Other Business") which forms a part of a business (the "Acquired Business") which is acquired by the Company or any of the Restricted Subsidiaries if a portion of the Acquired Business meets the requirements of clause (a) of this definition.

                  "Replacement Assets" means (i) properties and capital assets acquired, constructed or improved by the Company or a Restricted Subsidiary for use in their business or in a Related Business, or (ii) Equity Interests in any Person acquired in an Acquisition if such Person thereby becomes a Restricted Subsidiary.

                  "Required Filing Dates" see Section 4.12.

                  "Restricted Investment" means any Investment other than a Permitted Investment.

                  "Restricted Payments" see Section 4.06.

                  "Restricted Period" means the "distribution compliance period" applicable to the Company described in Regulation S.

                  "Restricted Security" has the meaning set forth in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

                  "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated by the Board of Directors of the Company, by a Board Resolution of the Company delivered to the Trustee, as an Unrestricted Subsidiary pursuant to Section 4.17. Any such designation may be revoked by a Board Resolution of the Company delivered to the Trustee, subject to the provisions of Section 4.17. An Accounts Receivable Subsidiary shall not constitute a Restricted Subsidiary.

                  "Revocation" see Section 4.17.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "SEC" or "Commission" means the Securities and Exchange Commission.

                  "Securities" means, collectively, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Securityholder" has the same meaning as Holder.

                  "Senior Indebtedness" means, at any date, (a) all Obligations of the Company under the Credit Facility; (b) all Hedging Obligations of the Company; (c) all Obligations of the Company under stand-by letters of credit; and (d) all Obligations under other Indebtedness of the Company including principal, premium, if any, and interest on such Indebtedness, unless the instrument under which such Indebtedness of the Company for money borrowed is Incurred expressly provides that such Indebtedness for money borrowed is not senior or superior in right of payment to the Securities, and all renewals, extensions, modifications, amendments or refinancings thereof. Notwithstanding the foregoing, Senior Indebtedness shall not include (a) to the extent that it may constitute Indebtedness, any Obligation for federal, state, local, foreign or other taxes;
(b) any Indebtedness of the Company to any Subsidiary of the Company, unless and for so long as such Indebtedness has been pledged to secure Obligations under the Credit Facility or other Senior Indebtedness; (c) any Obligation in respect of any trade payable Incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (d) Indebtedness evidenced by the Securities; (e) Indebtedness of the Company that is expressly subordinate or junior in right of payment to any other Indebtedness of the Company; (f) to the extent that it may constitute Indebtedness, any obligation owing under leases (other than Capital Lease Obligations), subleases or licenses or Management Agreements; and (g) any obligation that by operation of law is subordinate to any general unsecured obligations of the Company.

                  "Separation Agreements" means, collectively, the Separation Agreement dated as of April 15, 1999 among the Company, GCG, General Chemical Corporation and General Chemical, the Employee Benefits Agreement dated April 28, 1999 between the Company and GCG, the Transition Support Agreement dated as of April 28, 1999 between the Company and GCG, the Intellectual Property Agreement dated as of April 28, 1999 between the Company, GCG, General Chemical Corporation and General Chemical and the Tax Sharing Agreement dated April 1999 between the Company and GCG, and the Sublease Agreement, dated as of April 28, 1999, between General Chemical Corporation and GCIP, as the same may be amended, modified or replaced in accordance with the Indenture.

                  "Shareholder Registration Rights Agreement" means the Registration Rights Agreement dated as of April 14, 1999, between General Chemical Group and Paul M. Montrone, as assumed by the Company with respect to the Capital Stock of the Company owned or held by Paul M. Montrone and his permitted Designees and Affiliates, as the same may be amended, modified, supplemented or restated from time to time.

                  "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Subordinated Indebtedness" means, with respect to the Company, any Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

                  "Subsidiary" means, with respect to any Person, (a) any corporation of which the outstanding Voting Equity Interests having at least a majority of the votes entitled to be cast in the election of directors shall at the time be owned, directly or indirectly, by such Person, or (b) any other Person of which at least a majority of Voting Equity Interests are at the time, directly or indirectly, owned by such first named Person.

                  "Subsidiary Guarantor" means each Person that Incurs a Guaranty pursuant to this Indenture in accordance with the terms hereof; provided that upon the release or discharge of such Person from its Guaranty in accordance with this Indenture, such Person ceases to be a Subsidiary Guarantor.

                  "Taxes" means any federal, state, local or foreign taxes, charges or assessments.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code 'SS''SS' 77aaa-77bbbb), as amended, as in effect on the date of this Indenture (except as provided in Section 10.03) until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA.

                  "Trust Officer" means any officer within the corporate trust department (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "United States Government Obligations" means direct non-callable obligations of the United States of America for the payment of which the full faith and credit of the United States is pledged.

                  "Unrestricted Securities" means one or more Securities that do not and are not required to bear the Private Placement Legend in the form set forth in Exhibit A hereto, including, without limitation, the Exchange Securities and any Securities registered under the Securities Act pursuant to and in accordance with the Registration Rights Agreement.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company designated as such pursuant to Section 4.17. Any such designation may be revoked by a Board Resolution of the Company delivered to a Trustee, subject to the provisions of Section 4.17.

                  "Unutilized Net Cash Proceeds" see Section 4.05(a).

                  "Voting Equity Interests" means Equity Interests in a corporation or other Person either (x) with voting power under ordinary circumstances entitling the holders thereof to vote for the election of the Board of Directors or other governing body of such corporation or Person or (y) for purposes of the definition of "Change of Control" only, directly or indirectly accompanied with other rights to direct the policies, management or affairs of such Person pursuant to contract or otherwise.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment of final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding aggregate principal amount of such Indebtedness.

                  "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary all of the outstanding Equity Interests (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company.

SECTION 1.02.   Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities and the Guaranties.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, a Subsidiary Guarantor or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.  Rules of Construction.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time, and any other reference in this Indenture to "generally accepted accounting principles" refers to GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) provisions apply to successive events and transactions;
         and

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.  Form and Dating.

                  The Initial Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements (including the Security Guarantee) required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement (including the Security Guarantee) on them. Each Security shall be dated the date of its issuance and shall show the date of its authentication.

                  Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more 144A Global Securities and Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Regulation S Temporary Global Securities, substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided with Guaranties of the Subsidiary Guarantors and shall bear the legend set forth in Exhibit C hereto. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

                  The Restricted Period for the Regulation S Temporary Global Security shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depository, together with copies of certificates from the Euroclear System and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Security or an IAI Global Security) and (ii) receipt of an Opinion of Counsel. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in the Regulation S Permanent Global Security. Simultaneously with the authentication of the Regulation S Permanent Global Security, the Trustee shall cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                  The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S Permanent Global Security that are held by participants through Euroclear or Cedel Bank.

SECTION 2.02.  Execution and Authentication.

                  Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Officer's signature, the Securities for the Company by manual or facsimile signature.

                  If an Officer or an Assistant Secretary whose signature is on a Security was an Officer or an Assistant Secretary, as the case may be, at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate (i) Initial Securities for original issue in an aggregate principal amount not to exceed $200,000,000, (ii) Private Exchange Securities from time to time only in exchange for a like principal amount of Initial Securities and (iii) Unrestricted Securities from time to time only in exchange for (A) a like principal amount of Initial Securities or (B) a like principal amount of Private Exchange Securities, in each case upon a written order of the Company in the form of an Officers' Certificate. Each such written order shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated, whether the Securities are to be Initial Securities, Private Exchange Securities or Unrestricted Securities and whether the Securities are to be issued as Physical Securities or Global Securities and such other information as the Trustee may reasonably request. The aggregate principal amount of Securities outstanding at any time may not exceed $200,000,000, except as provided in Sections 2.07 and 2.08.

                  Notwithstanding the foregoing, all Securities issued under this Indenture shall vote and consent together on all matters (as to which any of such Securities may vote or consent) as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Any such appointment shall be evidenced by an instrument in writing signed by a Trust Officer, a copy of which instrument shall be promptly furnished to the Company. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Company and Affiliates of the Company.

                  The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.   Registrar and Paying Agent.

                  The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange (the "Registrar"), (b) Securities may be presented or surrendered for payment (the "Paying Agent") and
(c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.07.

                  The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

SECTION 2.04.   Paying Agent To Hold Assets in Trust.

                  The Company shall require each Paying Agent, other than the Trustee, to agree in writing that each Paying Agent shall hold in trust, for the benefit of Holders or the Trustee, all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent (if other than the Company), the

Paying Agent shall have no further liability for such assets. If the Company, any of its Subsidiaries or any of their respective Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of principal or interest on any Security and remaining unclaimed for two years after such principal and interest has become due and payable shall be paid to the Company at its request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, unless an applicable abandoned property law designates another person and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 2.05.   Securityholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06.   Transfer and Exchange.

                  Subject to the provisions of Sections 2.15 and 2.16, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations of the same series, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's written request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other governmental charge payable upon exchanges or transfers pursuant to Section 2.02, 2.10, 3.06, 4.05, 4.14, or 10.05). The Registrar or co-Registrar shall not be required to register the transfer or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three hereof, except the unredeemed portion of any Security being redeemed in part.

                  Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee and any Agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whatsoever whether or not the Security shall be overdue, and neither the Company, the Trustee nor any such Agent shall be affected by notice to the contrary. Any Holder of a beneficial interest in a Global Security shall, by acceptance of such beneficial interest in a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in a Global Security shall be required to be reflected in a book entry.

SECTION 2.07.   Replacement Securities.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacement of Securities are met. If required by the Company or the Trustee, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for any tax or governmental charge that may be imposed in relation thereto and for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                  Every replacement Security is an additional obligation of the Company.

SECTION 2.08.   Outstanding Securities.

                  Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date, Purchase Date or the Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities (or part thereof) payable on that date, and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture, then on and after that date such Securities (or part thereof) cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09.   Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Subsidiary Guarantors or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

                  The Company shall notify the Trustee, in writing, when it, any Subsidiary Guarantor or any of its Affiliates repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired.

SECTION 2.10.   Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated.

                  Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11.   Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel, and at the written direction of the Company, dispose of and deliver evidence of such disposal of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or any Subsidiary Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.   Defaulted Interest.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate of interest then borne by the Securities. The Company shall, to the extent lawful, pay interest on overdue installments of interest from time to time on demand at the rate of interest then borne by the Securities.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                  Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 6.01(b) shall be paid to Holders as of the Interest Record Date for the Interest Payment Date for which interest has not been paid.

SECTION 2.13.   CUSIP Number.

                  The Company in issuing the Securities will use a "CUSIP" number if generally in use and, if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any changes in CUSIP numbers.

SECTION 2.14.   Deposit of Moneys.

                  Prior to 10:00 a.m. New York City time on each Interest Payment Date, Redemption Date, Purchase Date and the Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Purchase Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Purchase Date or Maturity Date, as the case may be.

SECTION 2.15.   Book-Entry Provisions for Global Securities.

                  (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C.

                  Members of, or participants in, the Depository ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.16; provided, however, that Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Company notifies the Trustee that the Depository is unwilling or unable to continue as Depository for any Global Security and a successor Depository is not appointed by the Company within 90 days of such notice, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Physical Securities or (iii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Securities, provided that in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Physical Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act as stated in an Opinion of Counsel.

                  (c) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b) of this Section 2.15, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph
(c) of this Section 2.15 shall, except as otherwise provided by Section 2.16, bear the Private Placement Legend.

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 2.16.   Registration of Transfers and Exchanges.

                  (a) Transfer and Exchange of Physical Securities. When Physical Securities are presented to the Registrar or co-Registrar with a request:

                  (i) to register the transfer of the Physical Securities; or

                  (ii) to exchange such Physical Securities for an equal principal amount of Physical Securities of other authorized denominations,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if the requirements under this Indenture as set forth in this
Section 2.16 for such transactions are met; provided, however, that the Physical Securities presented or surrendered for Registration of transfer or exchange:

                  (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                 (II) in the case of Physical Securities the offer and sale of which have not been registered under the Securities Act, such Physical Securities shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                  (A) if such Physical Security is being delivered to the Registrar or co-Registrar by a Holder for Registration in the name of such Holder, without transfer, a certification from such Holder to that effect (substantially in the form of Exhibit D hereto); or

                  (B) if such Physical Security is being transferred to a QIB in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit D hereto); or

                  (C) if such Physical Security is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and a transferee letter of representation substantially in the form of Exhibit E hereto and, at the option of the Company or the Trustee, an Opinion of Counsel reasonably satisfactory to the Company or the Trustee, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

                  (D) if such Physical Security is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and a transferor certificate for Regulation S transfer substantially in the form of Exhibit F hereto and, at the option of the Company or the Trustee, an Opinion of Counsel reasonably satisfactory to the Company or the Trustee, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such Physical Security is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company or the Trustee, an Opinion of Counsel reasonably satisfactory to the Company or the Trustee, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Physical Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company or the Trustee, an Opinion of Counsel reasonably acceptable to the Company or the Trustee, as the case may be, to the effect that such transfer is in compliance with the Securities Act.

                  (b) Restrictions on Transfer of a Physical Security for a Beneficial Interest in a Global Security. A Physical Security the offer and sale of which has not been registered under the Securities Act may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar or co-Registrar of a Physical Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar or co-Registrar, together with:

                  (A) certification, substantially in the form of Exhibit D hereto, that such Physical Security is being transferred (I) to a QIB, (II) to an Accredited Investor, (III) in an offshore transaction in reliance on Regulation S and, with respect to (II) and (III), at the option of the Company or the Trustee, an Opinion of Counsel reasonably acceptable to the Company or the Trustee, as the case may be, to the effect that such transfer is in compliance with the Securities Act; and

                  (B) written instructions directing the Registrar or co-Registrar to make, or to direct the Depository to make, an endorsement on the applicable Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security, then the Registrar or co-Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the principal amount of Securities represented by the applicable Global Security to be increased accordingly. If no 144A Global Security, IAI Global Security or Regulation S Global Security, as the case may be, is then outstanding, the Company shall, unless either of the events in the proviso to
Section 2.15(b) have occurred and are continuing, issue and the Trustee shall, upon written instructions from the Company in accordance with Section 2.02, authenticate such a Global Security in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor; provided, however, that, prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon receipt by the Registrar or Co-Registrar of written instructions, or such other instruction as is customary for the Depository, from the Depository or its nominee, requesting the registration of transfer of an interest in a 144A Global Security, an IAI Global Security or a Regulation S Global Security, as the case may be, to another type of Global Security, together with the applicable Global Securities (or, if the applicable type of Global Security required to represent the interest as requested to be transferred is not then outstanding, only the Global Security representing the interest being transferred), the Registrar or Co-Registrar shall cancel such Global Securities (or Global Security) and the Company shall issue and the Trustee shall, upon written instructions from the Company in accordance with Section 2.02, authenticate new Global Securities of the types so canceled (or the type so canceled and applicable type required to represent the interest as requested to be transferred) reflecting the applicable increase and decrease of the principal amount of Securities represented by such types of Global Securities, giving effect to such transfer. If the applicable type of Global Security required to represent the interest as requested to be transferred is not outstanding at the time of such request, the Company shall issue and the Trustee shall, upon written instructions from the Company in accordance with Section 2.02, authenticate a new Global Security of such type in principal amount equal to the principal amount of the interest requested to be transferred.

                  (d) Transfer of a Beneficial Interest in a Global Security for a Physical Security.

                  (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Physical Security; provided, however, that prior to the Registration, a transferee that is a QIB or Institutional Accredited Investor may not exchange a beneficial interest in Global Security for a Physical Security; provided that in no event shall Physical Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act as stated in an Opinion of Counsel. Upon receipt by the Registrar or co-Registrar of written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person (subject to the previous sentence) having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Securities the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

                  (A) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (B) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act, then the Registrar or co-Registrar will cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the aggregate principal amount of the applicable Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate in accordance with Section 2.02, the Trustee will authenticate and deliver to the transferee a Physical Security in the appropriate principal amount.

                 (ii) Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.16(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar or co-Registrar in writing. The Registrar or co-Registrar shall deliver such Physical Securities to the Persons in whose names such Physical Securities are so registered.

                  (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, ex-change or replacement of Securities bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver only Securities that bear the Private Placement Legend unless, and the Trustee is hereby authorized to deliver Securities without the Private Placement Legend if, (i) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act (including pursuant to a Registration); or (iii) the date of such transfer, exchange or replacement is two years after the later of (x) the Issue Date and (y) the last date that the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company was the owner of such Securities (or any predecessor thereto).

                  (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interest in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section
2.16. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.   Notices to Trustee.

                  If the Company wants to redeem Securities pursuant to paragraph 5 or 6 of the Securities at the applicable redemption price set forth thereon, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give such notice to the Trustee at least 10 days before giving notice of such Redemption pursuant to Section 3.03 (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02.   Selection of Securities To Be Redeemed.

                  If less than all of the Securities are to be redeemed pursuant to paragraph 5 of the Securities, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or in such other manner as the Trustee shall deem fair and appropriate. Selection of the Securities to be redeemed pursuant to paragraph 6 of the Securities shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of the Depository) based on the aggregate principal amount of Securities held by each Holder, unless such method is otherwise prohibited. The Trustee shall make the selection from the Securities then outstanding, subject to redemption and not previously called for redemption.

                  The Trustee may select for redemption pursuant to paragraph 5 or 6 of the Securities portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company in writing promptly of the Securities or portions of Securities to be redeemed.

SECTION 3.03.   Notice of Redemption.

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Secu-rities are to be redeemed at such Holder's registered address; provided, however, that notice of a redemption pursuant to paragraph 6 of the Securities shall be mailed to each Holder whose Securities are to be redeemed no later than 90 days after the date of the Closing of the relevant Equity Issuance.

                  Each notice of redemption shall identify the Securities to be redeemed (including the CUSIP number thereon) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent; and

                  (6) in the case of any redemption pursuant to paragraph 5 or 6 of the Securities, if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

                  At the Company's request, the Trustee shall give the notice of redemption on behalf of the Company, in the Company's name and at the Company's expense.

SECTION 3.04.   Effect of Notice of Redemption.

                  Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

SECTION 3.05.   Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  On and after Redemption Date, if money sufficient to pay the redemption price of the Securities called for redemption is deposited by the Company to the Paying Agent, the Securities (or portions thereof) called for redemption will cease to accrue interest and the only remaining right of the Holders will be to receive payment of the redemption price, and subject to the last sentence of this Section 3.05, any accrued and unpaid interest to the Redemption Date. If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections 2.12 and 4.01 with respect to any payment default.

SECTION 3.06.   Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part (with if the Company or the Trustee so reasonably require, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.   Payment of Securities.

                  The Company shall pay the principal of and interest on the Securities in the manner provided in the Securities, this Indenture and the Registration Rights Agreement. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the in-stallment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture.

                  The Company shall pay cash interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay cash interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful, as provided in Section 2.12.

SECTION 4.02.   Maintenance of Office or Agency.

                  The Company shall maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Article Eleven. The Company hereby initially designates the Trustee as its office or agency in The Borough of Manhattan, The City of New York, for such purposes.

SECTION 4.03.   Transactions with Affiliates.

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into any transaction (or series of related transactions) with or for the benefit of any of the Affiliates of the Company (each an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms, taken as a whole, which are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available at the time in a comparable transaction with an unaffiliated third party, (ii) if such Affiliate Transaction or series of related Affiliate Transactions (other than any such Affiliate Transactions between the Company or a Restricted Subsidiary and an Accounts Receivable Subsidiary in the ordinary course of business) involves aggregate payments or other consideration having a Fair Market Value in excess of $10.0 million, such Affiliate Transaction is in writing and either (A) a majority of the members of the Board of Directors of the Company that are disinterested with respect to such Affiliate Transaction shall have approved such Affiliate Transaction and determined that such Affiliate Transaction is fair and reasonable to the Company or (B) in the event there are no such members, the Company has obtained a Fairness Opinion, and (iii) if such Affiliate Transaction or series of related Affiliate Transactions involves aggregate payments or other consideration having a Fair Market Value in excess of $15.0 million, the Company shall have obtained a Fairness Opinion. The term "Fairness Opinion" means a written opinion from an Independent Financial Advisor (which is delivered to the Trustee) stating that the terms of such Affiliate Transaction are fair, from a financial point of view, to the Company or the Restricted Subsidiary involved in such Affiliate Transaction, as the case may be.

                  Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to (i) any employment or separation agreement, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any employee, officer or director entered into by the Company or any Restricted Subsidiary in the ordinary course of business, whether before or after the Issue Date; (ii) loans or other advances in an aggregate principal amount not to exceed $2.0 million at any one time outstanding; (iii) transactions between or among the Company and/or the Restricted Subsidiaries provided that transactions not in the ordinary course of business between or among the Company and/or Restricted Subsidiaries and in which an Affiliate of the Company has a beneficial Equity Interest shall be made in compliance with the first paragraph of this covenant;
(iv) purchases of soda ash, calcium chloride and other products from GCIP and its Affiliates pursuant to existing agreements or in the ordinary course of business on terms in aggregate no less favorable than would be available in a comparable transaction at the time with an unaffiliated third party; (v) payments made, and performance obligations, pursuant to the Separation Agreements or the Shareholder Registration Rights Agreement as such agreements are in effect on the Issue Date; (vi) payments not to exceed $4.6 million per year (subject to increase as provided for on the Issue Date) pursuant to the Management Agreement as in effect on the date hereof and other payments of fees for services rendered from an Affiliate which have been approved by a majority of the disinterested directors of the Company; (vii) payments of indemnification or contribution made to any directors, officers, employees or agents of the Company or any Restricted Subsidiary as determined in good faith by the Board of Directors of the Company or such Restricted Subsidiary; (viii) any Restricted Payment permitted under Section 4.06; (ix) the payment of compensation, performance of indemnification or contribution obligations, or any issuance, grant or award of stock, options, other equity-related interests or other securities, to employees, officers or directors in the ordinary course of business; and (x) any transaction in the ordinary course of business between the Company or any Restricted Subsidiary, on the one hand, and a joint venture or similar entity primarily engaged in a Related Business in which the Company or any Restricted Subsidiary has an Equity Interest, on the other hand.

SECTION 4.04. Limitation on Incurrence of Indebtedness and Preferred Equity Interests.

                  The Company (i) shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness and (ii) shall not permit any Restricted Subsidiary to issue any Preferred Equity Interests (other than to the Company or to a Restricted Subsidiary); provided, however, that the Company and/or any Restricted Subsidiary may

Incur Indebtedness and a Restricted Subsidiary may issue Preferred Equity Interests (other than Disqualified Equity Interests) if, at the time of and immediately after giving pro forma effect thereto and the application of the proceeds therefrom, the Company's Consolidated Coverage Ratio would be greater than or equal to (i) 2.25 to 1.0, if such Indebtedness is Incurred or Preferred Equity Interest is issued on or prior to February 1, 2001, and (ii) 2.5 to 1.0, if such Indebtedness is Incurred or Preferred Equity Interest is issued after February 1, 2001.

                  The provisions of the first paragraph of this covenant shall not apply to the Incurrence of any of the following items of Indebtedness (collectively, "Permitted Indebtedness"):

                  (i) the Incurrence by the Company or any Restricted Subsidiary of Indebtedness under the Credit Facility; provided that the aggregate principal amount of Indebtedness (with letters of credit being deemed to have a principal amount at any time equal to the aggregate then undrawn and unexpired amount thereof plus the aggregate amount of drawings thereunder that have not then been reimbursed) outstanding under the Credit Facility after giving effect to such Incurrence does not exceed an amount equal to (x) $550.0 million, plus (y) in the case of a Credit Facility constituting a refinancing (or a successive refinancing) of the initial Credit Facility, an amount equal to the amount of reasonable fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing;

                 (ii) the Incurrence by the Company or any Restricted Subsidiary of Indebtedness under the Notes, the Guaranties and this Indenture;

                (iii) the Incurrence by the Company or any Restricted Subsidiary of Purchase Money Indebtedness or Capital Lease Obligations; provided that, after giving effect to any such Incurrence, the aggregate principal amount (or accreted value, as applicable) of all outstanding Indebtedness Incurred under this clause (iii), when aggregated with all outstanding Permitted Refinancing Indebtedness (including any successive refinancings) Incurred under clause (v) below to refinance Indebtedness Incurred under this clause (iii), does not exceed at any time outstanding the greater of (x) $30.0 million and (y) 5% of Consolidated Tangible Assets;

                 (iv) (a) the Incurrence of Indebtedness by Foreign Subsidiaries; provided that the aggregate principal amount of all outstanding Indebtedness Incurred by Foreign Subsidiaries under this clause (iv) does not exceed the greater of (x) $75.0 million and (y) 15.0% of Consolidated Tangible Assets and (b) guaranties by the Company or any Restricted Subsidiary in respect of Indebtedness permitted by the foregoing clause (a);

                  (v) the Incurrence by the Company or any Restricted Subsidiary of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness that was Incurred under the first paragraph hereof or clause (ii) or (iii) of this paragraph;

                 (vi) the Incurrence or issuance by the Company or any Restricted Subsidiary of intercompany Indebtedness or Preferred Equity Interests between or among the Company and any of the Restricted Subsidiaries; provided that (a) if the Company is the obligor on any such Indebtedness to a Restricted Subsidiary, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Securities (unless Designated Senior Indebtedness expressly prohibits such subordination) and (b)(x) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness or Preferred Equity Interests being held by a Person other than the Company or a Restricted Subsidiary thereof and (y) any sale or other transfer of any such Indebtedness or Preferred Equity Interests to a Person that is neither the Company nor a Restricted Subsidiary thereof (other than to secure the Designated Senior Indebtedness) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness or issuance of Preferred Equity Interests by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (vi);

                (vii) Indebtedness arising from any agreement entered into by the Company or any of the Restricted Subsidiaries providing for indemnification, purchase price adjustment, customary earn-out arrangements or similar obligations (other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of the assets disposed of pursuant to an Asset Sale); provided that such Indebtedness is Incurred or assumed, to the extent applicable, in compliance with Section 4.05;

               (viii) the Incurrence by the Company or any Restricted Subsidiary of Permitted Hedging Obligations;

                 (ix) the Incurrence by the Company or any Restricted Subsidiary of Indebtedness represented by trade letters of credit, reclamation, performance or surety bonds, completion guarantees or similar arrangements, in each case, in the ordinary course of business;

                  (x) the Incurrence by the Company or any Restricted Subsidiary of additional Indebtedness and the issuance by any Restricted Subsidiary of Preferred Equity Interests in an aggregate principal amount or liquidation preference or other priority claim (or accreted value, as applicable) at any time outstanding not to exceed $50.0 million at any one time outstanding; and

                 (xi) the issuance by the Company of any Disqualified Equity Interests or any Restricted Subsidiary of any Preferred Equity Interests in connection with an Acquisition by the Company or such Restricted Subsidiary, provided that the Fair Market Value of the Equity Interests issued does not exceed 30% of the Fair Market Value of the total consideration paid by the Company and the Restricted Subsidiaries for such Acquisition.

                  For purposes of determining compliance with this covenant, (x) in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (i) through (xi) above or is being considered for Incurrence pursuant to the first paragraph of this covenant, the Company shall, in its sole discretion, classify such item of Indebtedness (A) as any of the appropriate items of Permitted Indebtedness (and not applied for purposes of calculating the amount of Indebtedness that may be Incurred under the Consolidated Coverage Ratio of the first paragraph of this covenant) or (B) as Indebtedness being Incurred under the Consolidated Coverage Ratio of the first paragraph of this covenant, and thereafter may, at its discretion, reclassify such item of Indebtedness from time to time in any manner that complies with this covenant at the time of such reclassification; provided that amounts outstanding under clauses (i) and (iv) of Permitted Indebtedness on the Issue Date may not be reclassified, and (y) to avoid duplication, with respect to any item of Indebtedness, any other obligation of the obligor on such Indebtedness (or of any other Person that could have Incurred such Indebtedness under this covenant) arising under any guaranty, Lien or letter of credit, bankers' acceptance or other similar instrument or obligation supporting such Indebtedness shall be disregarded to the extent that such guaranty, Lien or letter of credit, bankers' acceptance or other similar instrument or obligation secures the principal amount of such Indebtedness and the Incurrence of such Indebtedness has otherwise been included in determining compliance with this covenant.

SECTION 4.05.   Disposition of Proceeds of Asset Sales.

                  (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Asset Sale, unless
(i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of and (ii) at least 75% of such consideration consists of cash, Cash Equivalents or Permitted Consideration or any combination thereof; provided that the principal amount (or accreted value) of any (A)(x) Indebtedness (other than any Subordinated Indebtedness or Pari Passu Debt) of the Company or any Restricted Subsidiary that is actually assumed by the transferee in such Asset Sale and from which the Company and the Restricted Subsidiaries are fully and unconditionally released and (y) Indebtedness of a Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale to the extent that the Company and each other Restricted Subsidiary are released from their guarantee of such Indebtedness in connection with such Asset Sale, shall be deemed to be cash for purposes of determining the percentage of cash consideration received by the Company or the Restricted Subsidiaries and (B) notes or other securities or similar obligations received by the Company or the Restricted Subsidiaries from such transferee that are immediately converted, sold or exchanged (or are converted, sold or exchanged within 90 days of the related Asset Sale) by the Company or the Restricted Subsidiaries into cash shall be deemed to be cash in an amount equal to the net cash proceeds realized upon such conversion, sale or exchange for purposes of determining the amount of cash consideration received by the Company or the Restricted Subsidiaries.

                  With respect to any Asset Sale, the Company or such Restricted Subsidiary, as the case may be, may (i) apply the Net Cash Proceeds of such Asset Sale within 365 days of receipt thereof to repay Senior Indebtedness, (ii) apply the Net Cash Proceeds of such Asset Sale to purchase Replacement Assets or
(iii) apply the Net Cash Proceeds of any Asset Sale within 365 days of receipt thereof or repay Pari Passu Debt not exceeding the Pari Passu Debt Pro Rata Share. Notwithstanding the foregoing, (x) up to $35.0 million of Net Cash Proceeds in aggregate need not be applied in accordance with the preceding clauses (i), (ii) and (iii) and need not be treated as Unutilized Net Cash Proceeds under the following paragraph and (y) in the event a Restricted Subsidiary that is not a Wholly-Owned Restricted Subsidiary dividends or distributes to all of its stockholders on a pro rata basis any Net Cash Proceeds to the Company or another Restricted Subsidiary, the Company or such Restricted Subsidiary need only apply its share of such Net Cash Proceeds in accordance with the preceding clause (i), (ii) or (iii).

                  To the extent all or part of the Net Cash Proceeds of any Asset Sale are not applied within 365 days of such Asset Sale in accordance with the preceding paragraph (except as otherwise permitted therein) or the proviso of the first paragraph of this Section 4.05 (such Net Cash Proceeds, the "Unutilized Net Cash Proceeds"), the Company shall, within 20 days after such 365th day, make an Offer to Purchase all outstanding Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Unutilized Net Cash Proceeds, at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date; provided that the Offer to Purchase may be deferred until there are aggregate Unutilized Net Cash Proceeds equal to or in excess of $50.0 million, at which time the entire amount of such Unutilized Net Cash Proceeds, and not just the amount in excess of $50.0 million, shall be applied as required pursuant to this paragraph. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount and subject to any proration among tendering Holders as described in paragraph (b) below.

                  (b) With respect to any Offer to Purchase effected pursuant to this Section 4.05, among the Securities, to the extent the aggregate principal amount of Securities tendered pursuant to such Offer to Purchase exceeds the Unutilized Net Cash Proceeds to be applied to the repurchase thereof, such Securities shall be purchased pro rata based on the aggregate principal amount of such Securities tendered by each Holder. To the extent the Unutilized Net Cash Proceeds exceed the aggregate amount of Securities tendered by the Holders of the Securities pursuant to such Offer to Purchase, the Company may retain and utilize any portion of the Unutilized Net Cash Proceeds not applied to repurchase the Securities for any purpose consistent with the other terms of this Indenture.

                  (c) On or prior to the Purchase Date specified in the Offer to Purchase, the Company shall (i) subject to paragraph (b) of this Section 4.05, accept for payment all Securities validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04, money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee for cancellation all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted, payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder of Securities a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

                  (d) In the event that the Company makes an Offer to Purchase the Securities, the Company shall comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act, and any violation of the provisions of this Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

SECTION 4.06.   Limitation on Restricted Payments.

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly,

                  (i) declare or pay any dividend or any other distribution in respect of any Equity Interests of the Company or make any payment or distribution to the direct or indirect holders (in their capacities as such) of Equity Interests of the Company

         (other than (x) any dividends, distributions and payments made to the Company or any Restricted Subsidiary and (y) dividends or distributions payable to any Person solely in Qualified Equity Interests of the Company or in options, warrants or other rights to purchase Qualified Equity Interests of the Company);

                 (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests (other than any Equity Interests owned by the Company or any Restricted Subsidiary) of the Company;

                (iii) purchase, redeem, defease or retire for value, or make any principal payment on, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than (x) any Subordinated Indebtedness held by the Company or any Restricted Subsidiary and (y) any purchase, redemption, defeasance or other acquisition or retirement for value in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such acquisition or retirement); or

                (iv) make any Investment (other than a Permitted Investment) in any Person

(any such payment or any other action described in (i), (ii), (iii) or (iv) each, a "Restricted Payment"), unless

                  (a) no Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

                  (b) immediately after giving effect to such Restricted Payment, the Company would be able to Incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Consolidated Coverage Ratio of the first paragraph of Section 4.04; and

                  (c) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments declared or made on or after the Issue Date does not exceed an amount equal to the sum of (1) 50% of cumulative Consolidated Net Income determined for the period (taken as one accounting period) from January 1, 1999 and ending on the last day of the most recent fiscal quarter immediately preceding the date of such Restricted Payment for which consolidated financial statements of the Company are available (or, if such cumulative Consolidated Net Income shall be a loss, minus 100% of such loss), plus
         (2) the aggregate net cash proceeds and the Fair Market Value of property, in each case, received by the Com-pany either (x) as capital contributions to the Company after the Issue Date or (y) from the issue and sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company after the Issue Date (excluding the net proceeds (a) from any issuance or sale of Qualified Equity Interests or capital contribution if such net cash proceeds are to be made the subject of an optional redemption prior to August 1, 2002 or (b) from any issuance or sale of Equity Interests or capital contribution financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary of the Company until and to the extent such borrowing is repaid or (c) from any issuance or sale of Designated Preferred Stock), plus (3) the principal amount (or accreted amount (determined in accordance with GAAP), if less) of any Indebtedness of the Company or any Restricted Subsidiary Incurred after the Issue Date which has been converted into or exchanged for Qualified Equity Interests of the Company after the Issue Date, plus (4) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Issue Date, an amount (to the extent not included in the computation of Consolidated Net Income) equal to the lesser of (x) the return of capital with respect to such Investment (including the proceeds of such disposition) and (y) the amount of such Investment which was treated as a Restricted Payment, in either case, less the cost of the disposition of such Investment and net of taxes to the extent such costs and taxes exceed the amount, if any, by which the proceeds of such disposition or repayment exceed the lesser of the amounts referred to in the preceding such clauses (x) and (y) of this clause (4), plus (5) so long as the Designation thereof was treated as a Restricted Payment made after the Issue Date, with respect to any Unrestricted Subsidiary as to which a Revocation has occurred in accordance with Section 4.17, the lesser of (x) the Fair Market Value of the Investment of the Company or any Restricted Subsidiary in such Subsidiary as of the date of such Revocation or (y) the Designation Amount with respect to such Designation, plus (6) without duplication,
         (x) to the extent not included in the computation of Consolidated Net Income, the amount of cash dividends or cash distributions (other than, in the case of an Unrestricted Subsidiary that is treated as a partnership for tax purposes, to permit the Company or a Restricted Subsidiary to pay taxes related to its interest in such Unrestricted Subsidiary) received from any Unrestricted Subsidiary since the Issue Date and (y) the amount equal to the net reduction in Investments in an Unrestricted Subsidiary resulting from the repayment of principal of loans or other advances or other transfers of assets to the Company or any Restricted Subsidiary from such Unrestricted Subsidiary, minus (7) the greater of (x) $0 and (y) the Designation Amount (measured as of the date of designation) with respect to any Subsidiary of the Company which has been designated as an Unrestricted Subsidiary after the Issue Date in accordance with Section 4.17, plus (8) $20.0 million.

For purposes of the preceding clause (c), the value of the aggregate net proceeds received by the Company upon the issuance of Capital Stock either upon the conversion of convertible Indebtedness or in exchange for outstanding Indebtedness or upon the exercise of options, warrants or rights will be the net proceeds received upon the issuance of such Indebtedness, options, warrants or rights plus the incremental amount of cash or Fair Market Value of other property received by the Company upon the conversion, exchange or exercise thereof. For purposes of this covenant, the amount of any Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment.

                  The foregoing provisions will not prevent (i) the payment of any dividend or distribution on, or redemption of, Equity Interests within 60 days after the date of declaration of such dividend or distribution or the giving of formal notice of such redemption, if at the date of such declaration or giving of such formal notice such payment or redemption would comply with the provisions of this Indenture; (ii) the purchase, redemption, retirement or other acquisition of any Equity Interests in exchange for, or out of the net cash proceeds of the substantially concurrent issue and sale (other than to a Subsidiary of the Company) of, Qualified Equity Interests of the Company or a substantially concurrent capital contribution to the Company; provided, that any such net cash proceeds and the value of any Qualified Equity Interests issued in exchange for such retired Equity Interests are excluded from clause (c)(2) of the preceding paragraph; (iii) the purchase, redemption, retirement, defeasance or other acquisition of Subordinated Indebtedness, Disqualified Equity Interests of the Company or Designated Preferred Stock of the Company, or any other payment thereon, made in exchange for, or out of the net cash proceeds of (x) a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of, Qualified Equity Interests of the Company or a substantially concurrent capital contribution to the Company; provided, that any such net cash proceeds and the value of any Qualified Equity Interests issued in exchange for Subordinated Indebtedness are excluded from clauses (c)(2) and (c)(3) of the preceding paragraph or (y) a substantially concurrent issue and sale of other Subordinated Indebtedness having a Weighted Average Life to Maturity no less than that of the Subordinated Indebtedness being purchased, redeemed, retired, defeased or otherwise being acquired, or (z) a substantially concurrent issue and sale of Disqualified Equity Interests of the Company or Designated Preferred Stock of the Company; (iv) Permitted Equity Incentive Payments; (v) any Investment constituting a Restricted Payment in any Person that is made out of the net cash proceeds received by the Company either as (x) a substantially concurrent capital contribution or (y) a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company, provided that such net cash proceeds are excluded from clause (c)(2) of the preceding paragraph; (vi) any purchase, redemption, repurchase, defeasance or other acquisition or re-tirement of Subordinated Indebtedness to the extent required by the agreement governing such Subordinated Indebtedness, following the occurrence of a Change of Control (or other similar event described therein as a "change of control"), but only if the Company shall have complied with Section 4.14 and, if required, purchased all Securities tendered pursuant to the offer to repurchase all the Securities required thereby, prior to or concurrently with purchasing or repaying such Subordinated Indebtedness; (vii) to the extent of surplus legally available therefor pursuant to applicable law the payment of regular dividends to the holders of common stock of the Company in an amount not to exceed $7.5 million per year in the aggregate; and (viii) the declaration and payment of regularly accruing dividends in cash or in-kind to holders of Disqualified Equity Interests or Designated Preferred Stock of the Company, in each case issued after the Issue Date; provided, however, that in the case of each of clauses (ii) through (viii), no Default shall have occurred and be continuing or would arise therefrom.

                  In determining the amount of Restricted Payments permissible under this covenant, amounts expended pursuant to clauses (i) and (viii) of the immediately preceding paragraph shall be included as Restricted Payments and amounts expended pursuant to any other clauses shall be excluded. The amount of any non-cash Restricted Payment shall be deemed to be equal to the Fair Market Value thereof at the date of the making of such Restricted Payment. For purposes of determining compliance with Section 4.06, in the event that a Restricted Payment meets the criteria of more than one of the exceptions described in clauses (i) through (viii) above or is entitled to be made pursuant to the first paragraph of this Section 4.06, the Company may, in its sole discretion, classify such Restricted Payment in any manner that complies with this Section
4.06 at the time of such Restricted Payment.

SECTION 4.07.   Corporate Existence.

                  Subject to Article Five, the Company shall do or shall cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each such Restricted Subsidiary and the rights (charter and statutory) and material franchises of the Company and the Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise, or the corporate existence of any Restricted Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the Holders; provided, further, however, that a determination of the Board of Directors of the Company shall not be required in the event of a merger of one or more Restricted Subsidiaries of the Company with or into another Restricted Subsidiary of the Company or an-other Person, if the surviving Person is a Restricted Subsidiary of the Company organized under the laws of the United States or a State thereof or of the District of Columbia.

SECTION 4.08.   Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (2) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability, or Lien upon the property, of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

SECTION 4.09.   Notice of Defaults.

                  (a) In the event that any Indebtedness of the Company or any of its Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company shall, within 30 days of the occurrence thereof, give written notice to the Trustee of such declaration, the status of such default or event and what action the Company is taking or proposes to take with respect thereto.

                  (b) Upon becoming aware of any Default or Event of Default, the Company shall, within 30 days of the occurrence thereof, deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

SECTION 4.10.   Maintenance of Properties and Insurance.

                  (a) The Company shall cause all material properties owned by or leased to it or any Restricted Subsidiary and used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.10 shall prevent the Company or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors of the Restricted Subsidiary concerned, or of an officer (or other agent employed by the Company or of any Restricted Subsidiary) of the Company or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Restricted Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders.

                  (b) The Company shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses of similar size, including property and casualty loss, and workers' compensation insurance.

SECTION 4.11.   Compliance Certificate.

                  The Company shall deliver to the Trustee within 120 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company has been made under the supervision of the signing officers with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Company that occurred during such fiscal year. If they do know of such a Default or Event of Default, the certificate shall describe all such Defaults or Events of Default, their status and the action the Company is taking or proposes to take with respect thereto.

SECTION 4.12.   Provision of Financial Information.

                  Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the SEC if permitted by SEC practice and applicable law and regulations, so long as any Securities remain outstanding, the annual reports, quarterly reports and other documents which the Company would have been required to file with the SEC pursuant to such Section 13(a) or 15(d) (each, an "Exchange Act Report") or any successor provision thereto if the Company were so subject, such documents to be filed with the SEC on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company shall also in any event (a) within 15 days of each Required Filing Date (whether or not permitted or required to be filed with the SEC) (i) transmit (or cause to be transmitted) by mail to all Holders, as their names and addresses appear in the Security register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company is required to file with the SEC pursuant to the preceding sentence, or, if such filing is not so permitted (or, prior to the consummation of the

Exchange Offer, when the Company is not subject to Section 13(d) or 15(d) of the Exchange Act), information and data of a similar nature, and (b) if, notwithstanding the preceding sentence, filing such documents by the Company with the SEC is not permitted by SEC practice or applicable law or regulations, promptly upon written request supply copies of such documents to any Holder. In addition, for so long as any Securities remain outstanding, until the completion of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, the Company will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial holder of Securities, if not obtainable from the SEC, information of the type that would be filed with the SEC pursuant to the foregoing provisions, upon the request of any such holder. The Company shall also comply with 'SS' 314(a) of the TIA.

SECTION 4.13.   Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.14.   Change of Control.

                  (a) Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall notify the Holders of the Securities of such occurrence in the manner prescribed by this Indenture and shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding, and shall purchase all Securities validly tendered, at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date). The Company's obligations may be satisfied if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements of this Indenture applicable to an Offer to Purchase made by the Company and purchases all Securities validly tendered and not withdrawn under such Offer to Purchase. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the

Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  (b) On or prior to the Purchase Date specified in the Offer to Purchase, the Company shall (i) accept for payment all Securities or portions thereof validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04, money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee for cancellation all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted, payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder of Securities a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

                  (c) If the Company makes an Offer to Purchase, the Company will comply with all applicable tender offer laws and regulations, including, to the extent applicable, Section 14(e) and Rule 14e-1 under the Exchange Act, and any other applicable Federal or state securities laws and regulations and any applicable requirements of any securities exchange on which the Securities are listed, and any violation of the provisions of this Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

                  (d) The Trustee shall be under no obligation to ascertain the occurrence of a Change of Control or to give notice with respect thereto. The Trustee may conclusively assume, in the absence of written notice to the contrary from the Company, that no Change of Control has occurred.

SECTION 4.15.   Limitation on Senior Subordinated Indebtedness.

                  The Company shall not, directly or indirectly, Incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Securities and expressly rank subordinate in right of payment to any other Indebtedness of the Company. The Company shall not permit any Subsidiary Guarantor to, and no Subsidiary Guarantor shall, directly or indirectly, Incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Guaranty of such Subsidiary Guarantor and expressly rank subordinate in right of payment to any other Indebtedness of such Subsidiary Guarantor.

SECTION 4.16. Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions to the Company or any other Restricted Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (b) make loans or advances to, or guaranty any Indebtedness or other obligations of, the Company or any other Restricted Subsidiary or (c) transfer any of its properties or assets to the Company or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) the Credit Facility as in effect on the Issue Date and any amendments, restatements, renewals, replacements or refinancings thereof; provided, however, that any such amendment, restatement, renewal, replacement or refinancing contains terms and conditions with respect to such encumbrances or restrictions that are customary at the time for similar credit facilities, as determined by the Board of Directors of the Company; (ii) applicable law or regulations, including regarding restrictions on the transfer of assets required or imposed by any regulatory authority having jurisdiction over the Company or any Restricted Subsidiary or any of their respective businesses; (iii) any instrument governing Indebtedness or Equity Interests of an Acquired Person acquired by the Company or any Restricted Subsidiary as in effect at the time of such acquisition (except to the extent any such Indebtedness or Equity Interests were Incurred by such Acquired Person in connection with, as a result of or in contemplation of such acquisition); provided that such encumbrances and restrictions are not applicable to any Restricted Subsidiary, or the properties or assets of any Restricted Subsidiary, other than the Acquired Person; (iv)(A) non-assignment provisions that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract, (B) customary provisions restricting dispositions of real property interests set forth in any easement or similar agreements of the Company or any Restricted Subsidiary or (C) restrictions on cash or other deposits or net worth imposed by customers under agreements entered into in the ordinary course of business; (v) Purchase Money Indebtedness or Capital Lease Obligations permitted under Section 4.04 and
Section 4.18 that only imposes encumbrances and restrictions on the property so acquired; (vi) any agreement for the sale or disposition of the Equity Interests or assets of any Restricted Subsidiary; provided, however, that such encumbrances and restrictions described in this clause (vi) are only applicable to such Restricted Subsidiary or assets, as applicable, and any such sale or disposition is made in compliance with Section 4.05 to the extent applicable thereto; (vii) Permitted Refinancing Indebtedness permitted under clause (v) of the second paragraph of Section 4.04;

provided that such encumbrances and restrictions contained in the agreements governing such Indebtedness are not materially more restrictive in the aggregate than those contained in the agreements governing the Indebtedness being refinanced immediately prior to such refinancing, as determined by the Board of Directors of the Company; (viii) this Indenture or contained in any other indenture governing debt securities that are not materially more restrictive than those contained in this Indenture, as determined by the Board of Directors of the Company; (ix) customary restrictions in any instrument governing Indebtedness of a Foreign Subsidiary which Indebtedness was incurred and outstanding (without taking into account any reclassification of Indebtedness) under clause (iv) of the second paragraph of Section 4.04; (x) any agreement or instrument existing on the Issue Date; (xi) any agreement or instrument relating to Indebtedness of an Accounts Receivables Subsidiary or the sale or financing of accounts receivables or interests therein by an Accounts Receivables Subsidiary; or (xii) any agreement or instrument governing or relating to Indebtedness or Equity Interests of a Subsidiary Guarantor, provided that such encumbrances or restrictions are terminated or cease to exist upon the release of such Subsidiary Guarantor from its obligation under its Guaranty.

                  Nothing contained in this Section 4.16 shall prevent the Company or any Restricted Subsidiary from (a) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 4.18 by itself or
(b) restricting the sale or other disposition of assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of the Restricted Subsidiaries by the customary terms of any Lien incurred in compliance with Section 4.18.

SECTION 4.17.   Designation of Unrestricted Subsidiaries.

                  (a) The Company may designate after the Issue Date any Subsidiary of the Company as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

                  (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                 (ii) except to the extent the Investment is in an Unrestricted Subsidiary and would be a Permitted Investment, at the time of and after giving effect to such Designation, the Company could Incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Consolidated Coverage Ratio of the first paragraph of Section 4.04; and

                (iii) except to the extent the Investment is in an Unrestricted Subsidiary and would be a Permitted Investment, the Company would be permitted to make an Investment at the time of Designation (assuming the effectiveness of such Designa-

         tion) pursuant to the first paragraph of Section 4.06 in an amount (the "Designation Amount") equal to the Fair Market Value of the Investment of the Company and the Restricted Subsidiaries in such Subsidiary on such date.

                  All Subsidiaries of Unrestricted Subsidiaries shall be automatically deemed to be Unrestricted Subsidiaries.

                  (b) The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

                  (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;

                 (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Indenture; and

                (iii) any agreement or understanding between such Subsidiary and any of its Affiliates in effect at the time of Revocation would be permitted by Section 4.03 as if such agreement or understanding had occurred at the time of such Revocation.

                  All Designations and Revocations must be evidenced by Board Resolutions of the Company, delivered to the Trustee certifying compliance with the foregoing provisions.

SECTION 4.18.   Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, assume, incur, create or suffer to exist any Liens of any kind against or upon any of their respective properties or assets, whether owned on the Issue Date or thereafter acquired, or any proceeds therefrom, to secure any Indebtedness (an "Initial Lien") unless contemporaneously therewith effective provision is made, in the case of the Company, to secure the Securities and all other amounts due under this Indenture and, in the case of a Restricted Subsidiary that is a Subsidiary Guarantor, to secure such Restricted Subsidiary's Guaranty and all other amounts due under this Indenture, equally and ratably with such Indebtedness (or, in the event that such Indebtedness is subordinated in right of payment to the Securities or any Guaranty, prior to such Indebtedness) with a Lien on the same properties and assets securing such Indebtedness for so long as such Indebtedness is secured by such Lien, except for (i) Liens securing any Senior Indebtedness or Guarantor Senior Indebtedness or any guaranty of Senior Indebtedness or Guarantor Senior Indebtedness by the Company or any Restricted Subsidiary and (ii) Permitted Liens. Any Lien created in favor of the Securities pursuant hereto will be automatically and unconditionally re-leased and discharged upon (i) the unconditional release and discharge of the Initial Lien to which it relates or (ii) any sale, exchange or transfer to any Person that is not an Affiliate of the Company or any Restricted Subsidiary of the property or assets secured by such Initial Lien, or of all of the Equity Interests held by the Company and the Restricted Subsidiaries in, or all or substantially all of the assets of, the Restricted Subsidiary whose property or assets were the subject of such Lien, provided that, in the case of this clause
(ii), the provisions of Section 4.05 are, to the extent applicable, complied with in connection with such sale, exchange or transfer. The Company and the Subsidiary Guarantors shall not be required to comply with the foregoing covenant so long as such covenant would be prohibited by the terms of the Credit Facility without giving effect to a replacement or successor refinancing thereof.

SECTION 4.19.   Guaranty of Securities by Eligible Subsidiaries.

                  The Company shall cause each Eligible Subsidiary formed or acquired after the Issue Date that borrows under, or is required to become a guarantor of, the Credit Facility to guarantee all of the Company's Obligations under the Securities and this Indenture on the terms set forth in Article Eleven; provided, however, that the guarantee of such Eligible Subsidiary shall be subordinated in right of payment to all Guarantor Senior Indebtedness of such Eligible Subsidiary pursuant to the subordination provisions of Article Twelve. The Company shall cause each such Eligible Subsidiary to (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Eligible Subsidiary shall become a party to this Indenture as a Subsidiary Guarantor and thereby unconditionally guarantee all of the Company's Obligations under the Securities and this Indenture on the terms set forth in Article Eleven and Article Twelve hereof, (ii) execute and deliver to the Trustee a Security Guarantee in accordance with Section 11.06 and (iii) deliver to the Trustee an opinion of counsel that each of such supplemental indenture and Security Guarantee has been duly authorized, executed and delivered by such Eligible Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Eligible Subsidiary (which opinion may be subject to customary assumptions and qualifications). Thereafter, such Eligible Subsidiary shall (unless released in accordance with the terms of this Indenture) be a Subsidiary Guarantor for all purposes of this Indenture.

                                  ARTICLE FIVE

                         MERGERS; SUCCESSOR CORPORATION

SECTION 5.01. Mergers, Sale of Assets, etc.

                  (a) The Company shall not consolidate with or merge with or into (whether or not the Company is the surviving person (the "Surviving Person")) any other Person and the Company shall not and shall not cause or permit any Restricted Subsidiary to, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Company's and the Restricted Subsidiaries' properties and assets (determined on a consolidated basis for the Company and the Restricted Subsidiaries) to any Person in a single transaction or series of related transactions, unless: (i) either (x) the Company shall be the Surviving Person or (y) the Surviving Person (if other than the Company) shall be a corporation organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall, in any such case, expressly assume by a supplemental indenture, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance and observance of every covenant of this Indenture and the Registration Rights Agreement to be performed or observed on the part of the Company; (ii) immediately thereafter, no Default shall have occurred and be continuing; (iii) immediately after giving effect to any such transaction including the Incurrence by the Company or any Restricted Subsidiary, directly or indirectly, of additional Indebtedness (and treating any Indebtedness not previously an obligation of the Company or any Restricted Subsidiary in connection with or as a result of such transaction as having been Incurred at the time of such transaction), the Surviving Person could Incur, on a pro forma basis after giving effect to such transaction as if it had occurred at the beginning of the four quarter period immediately preceding such transaction for which consolidated financial statements of the Company are available, at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the Consolidated Coverage Ratio of the first paragraph of
Section 4.04; and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

                  Notwithstanding the foregoing clause (iii) of the immediately preceding paragraph, any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any Subsidiary Guarantor.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all the properties and assets of one or more Restricted Subsidiaries the Equity Interests of which constitute all or substantially all the properties and assets of the Company shall be deemed to be the transfer of all or substantially all the properties and assets of the Company.

                  (b) No Subsidiary Guarantor (other than a Subsidiary Guarantor whose Guaranty is to be released in accordance with the terms of its Guaranty and Section 11.03) shall consolidate with or merge with or into another Person (other than the Company), unless (i) the Surviving Person (if other than such Subsidiary Guarantor) is a corporation organized and validly existing under the laws of the United States, any State thereof or the District of Columbia; (ii) the Surviving Person (if other than such Subsidiary Guarantor) expressly assumes by a supplemental indenture all the obligations of such Subsidiary Guarantor under its Guaranty of the Securities and the performance and observance of every covenant of this Indenture and the Registration Rights Agreement to be performed or observed by such Subsidiary Guarantor; (iii) immediately thereafter, no Default or Event of Default shall have occurred and be continuing; and (iv) if the Surviving Person is not such Subsidiary Guarantor or another Subsidiary Guarantor, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

SECTION 5.02. Successor Corporation Substituted.

                  In the event of any transaction (other than a lease) described in and complying with the conditions listed in Section 5.01 in which the Company or a Subsidiary Guarantor, as the case may be, is not the Surviving Person and the Surviving Person is to assume all the Obligations of the Company under the Securities, this Indenture and the Registration Rights Agreement or such Subsidiary Guarantor under its Guaranty, this Indenture and the Registration Rights Agreement, as the case may be, pursuant to a supplemental indenture, such Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary Guarantor, as the case may be, and the Company shall be discharged from its Obligations under this Indenture and the Securities or such Subsidiary Guarantor shall be discharged from its Obligations under this Indenture and its Guaranty.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01. Events of Default.

                  Each of the following shall be an "Event of Default" for purposes of this Indenture:

                  (a) failure to pay principal of (or premium, if any, on) any Security when due (whether or not prohibited by the provisions of Article Eight or Article Twelve);

                  (b) failure to pay any interest on any Security when due, continued for 30 days or more (whether or not prohibited by the provisions of Article Eight or Article Twelve);

                  (c) default in the payment of principal of or interest on any Security required to be purchased pursuant to any Offer to Purchase required by this Indenture when due and payable or failure to pay on the Purchase Date the Purchase Price for any Security validly tendered pursuant to any Offer to Purchase (whether or not prohibited by the provisions of Article Eight or Article Twelve);

                  (d) failure to perform or comply with any of the provisions of
         Section 5.01;

                  (e) subject to the last paragraph of this Section 6.01, failure to perform any other covenant or agreement of the Company under this Indenture or in the Securities or of the Subsidiary Guarantors under this Indenture or in the Guaranty;

                  (f) default or defaults under the terms of one or more instruments evidencing or securing Indebtedness of the Company or any of the Restricted Subsidiaries having an outstanding principal amount of $25.0 million or more individually or in the aggregate that have resulted in the acceleration of the payment of such Indebtedness or failure by the Company or any of the Restricted Subsidiaries to pay principal when due at the stated maturity of any such Indebtedness;

                  (g) the rendering of a final judgment or judgments (not subject to appeal) against the Company or any of the Restricted Subsidiaries in an amount of $25.0 million or more (net of any amounts covered by reputable and creditworthy insurance companies) which remain undischarged or unstayed for a period of 60 days after the date on which the right to appeal has expired;

                  (h) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) admits in writing its inability to pay its debts generally as they become due; (ii) commences a voluntary case or proceeding; (iii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iv) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it; (v) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (vi) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing;

                  (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Restricted Subsidiary in an involuntary case or proceeding; (ii) appoints a Custodian of the Company or any Restricted Subsidiary for all or substantially all of its property; or (iii) orders the liquidation of the Company or any Restricted Subsidiary; and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured; or

                  (j) other than as provided in or pursuant to any Guaranty or this Indenture, any Guaranty ceases to be in full force and effect or is declared null and void and unenforceable or found to be invalid or any Subsidiary Guarantor denies its liability under its Guaranty (other than by reason of a release of such Subsidiary Guarantor from its Guaranty in accordance with the terms of this Indenture and such Guaranty) and such Default under this clause (j) continues for ten days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  A Default under clause (e) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee, of the Default in writing and the Company does not cure the Default continued for 45 days or more after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities then outstanding. When a Default is cured, it ceases.

SECTION 6.02. Acceleration.

                  If an Event of Default with respect to the Securities (other than an Event of Default specified in clause (h) or (i) of Section 6.01 with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities by notice in writing to the Company (and to the Trustee if given by the Holders) may declare the unpaid principal of (and premium, if any) and accrued interest to the date of acceleration on all outstanding Securities to be due and payable immediately and, upon any such declaration, such principal amount (and premium, if any) and accrued interest, notwithstanding anything contained in this Indenture or the Securities to the contrary, shall become immediately due and payable; provided, however, that so long as the Credit Facility shall be in full force, if an Event of Default shall have occurred and be continuing (other than an Event of Default specified in clause (h) or (i) of Section 6.01 with respect to the Company), the Securities shall not become due and payable until the earlier to occur of (x) five Business Days following delivery of a written notice by the Trustee of such acceleration of the Securities to the agent under the Credit Facility and (y) the acceleration (ipso facto or otherwise) of any Indebtedness under the Credit Facility.

                  If an Event of Default specified in clause (h) or (i) of
Section 6.01 with respect to the Company occurs, all unpaid principal of (and premium, if any) and accrued interest on all outstanding Securities shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  Notwithstanding the foregoing, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in clause (f) of Section 6.01 shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or paid or such Event of Default shall have been cured or waived by the holders of such Indebtedness and written notice of such discharge, cure or waiver, as the case may be, shall have been given to the Trustee by the Company or by the requisite holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 60 days after such declaration of acceleration in respect of the Securities and (a) no Person shall have commenced judicial proceedings to foreclose upon assets of the Company or any of the Restricted Subsidiaries or shall have exercised any right under applicable law or applicable security documents to take ownership of any of such assets in lieu of foreclosure and (b) no other Event of Default with respect to the Securities shall have occurred which has not been cured or waived during such 60-day period.

                  After a declaration of acceleration, but before a judgment or decree of the money due in respect of the Securities has been obtained, the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default (other than the nonpayment of principal of and interest on the Securities which has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03. Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04. Waiver of Default.

                  Subject to Sections 2.09, 6.07 and 10.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (a), (b) and (c) of Section 6.01 or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section
10.02. The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section
6.04 shall be in lieu of 'SS' 316(a)(1)(B) of the TIA and such 'SS' 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.05. Control by Majority.

                  Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 6.05 shall be in lieu of 'SS' 316(a)(1)(A) of the TIA, and such 'SS' 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 6.06. Limitation on Suits.

                  A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                 (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

                (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                 (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07. Rights of Holders To Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and premium, if any or interest on a Security or Guaranty, on or after the respective due dates expressed in the Security or Guaranty, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08. Collection Suit by Trustee.

                  If an Event of Default in payment of principal or interest specified in Section 6.01(a), (b) or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. Trustee May File Proofs of Claim.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10. Priorities.

                  If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

                  First:  to the Trustee for amounts due under Section 7.07;

                  Second: to holders of Senior Indebtedness and Guarantor Senior Indebtedness to the extent required by Articles Eight and Twelve hereof;

                  Third: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  Fourth:  to the Company.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal or interest on any Securities on or after the respective due dates expressed in the Security.

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01. Duties of Trustee.

                  (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of a Default:

                  (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any ac-tion at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02. Rights of Trustee.

                  Subject to Section 7.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 11.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                  (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 7.03. Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, subject to Section 7.10 hereof. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04. Trustee's Disclaimer.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 7.05. Notice of Defaults.

                  If a Default or an Event of Default occurs and is continuing and the Trustee knows of such Defaults or Events of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 30 days after the occurrence thereof or 30 days after it is known to a Trust Officer or written notice of it is received by the Trustee. Except in the case of a Default or an Event of Default in payment of principal of or interest on any Security or a Default or Event of Default in complying with Section 5.01, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders. This Section 7.05 shall be in lieu of the proviso to 'SS' 315(b) of the TIA and such proviso to 'SS' 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 7.06. Reports by Trustee to Holders.

                  If required by TIA 'SS' 313(a), within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such May 15 that complies with TIA 'SS' 313(a). The Trustee also shall comply with TIA 'SS' 313(b),
(c) and (d).

                  A copy of each such report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

SECTION 7.07. Compensation and Indemnity.

                  The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including fees, disbursements and expenses of its agents and counsel) incurred or made by it in addition to the compensation for its services except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 9.01 hereof.

                  The Company shall indemnify the Trustee for, and hold it harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the Trustee and taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence, bad faith or willful misconduct. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Company's expense; provided, however, that the Company's reimbursement obligation with respect to counsel employed by the Trustee will be limited to the reasonable fees and expenses of such counsel.

                  The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee.

                  To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities or the Purchase Price or redemption price of any Securities to be purchased pursuant to an Offer to Purchase or redeemed.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(h) or (i) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's obligations under this
Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Nine and any rejection or termination under any Bankruptcy Law.

SECTION 7.08. Replacement of Trustee.

                  The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 7.10;

                  (b) the Trustee is adjudged a bankrupt or an insolvent under any Bankruptcy Law;

                  (c) a custodian or other public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09. Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corpora-tion, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee.

SECTION 7.10. Eligibility; Disqualification.

                  This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA 'SS''SS' 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA 'SS' 310(b), the Trustee and the Company shall comply with the provisions of TIA 'SS' 310(b); provided, however, that there shall be excluded from the operation of TIA 'SS' 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA 'SS' 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Seven.

SECTION 7.11. Preferential Collection of Claims Against Company.

                  The Trustee shall comply with TIA 'SS' 311(a), excluding any creditor relationship listed in TIA 'SS' 311(b). A Trustee who has resigned or been removed shall be subject to TIA 'SS' 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                           SUBORDINATION OF SECURITIES

SECTION 8.01. Securities Subordinated to Senior Indebtedness.

                  The Company covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Eight; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of, premium of, if any, and interest on and other Obligations relating to the Securities by or on behalf of the Company shall, to the extent and in the manner set forth in this Article Eight, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Senior Indebtedness.

SECTION 8.02. No Payment on Securities in Certain Circumstances.

                  (a) No direct or indirect payment or distribution (excluding any payment in, or distribution of, Permitted Junior Securities and excluding any payment from funds held in trust for the benefit of the Holders pursuant to Article Nine (a "Defeasance Trust Payment")) by or on behalf of the Company or any Subsidiary of the Company of principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities, whether pursuant to the terms of the Securities, upon acceleration, pursuant to an Offer to Purchase, redemption, defeasance, other purchase or otherwise, will be made if, at the time of such payment or distribution, there exists a default in the payment of all or any portion of the Obligations on any Designated Senior Indebtedness, whether at maturity, on account of mandatory prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Designated Senior Indebtedness. In addition, during the continuance of any event of default (other than a payment default described in the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of the holders of such Designated Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash or the benefits of these provisions have been waived by the holders of such Designated Senior Indebtedness, no direct or indirect payment or distribution (excluding any payment in, or distribution of, Permitted Junior Securities and excluding any Defeasance Trust Payment) will be made by or on behalf of the Company of principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities, to such Holders, during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter.

                  Notwithstanding anything in the subordination provisions of this Indenture or the Securities to the contrary, (x) in no event will a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 365 consecutive days. No event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period (to the extent the holder of Designated Senior Indebtedness, or trustee or agent, giving notice commencing such Payment Blockage Period had knowledge of such existing or continuing event of default) may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 365 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

                  (b) In the event that, notwithstanding the foregoing, any payment or distribution shall be received by the Trustee or any Holder when such payment or distribution is prohibited by Section 8.02(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear.

SECTION 8.03. Payment Over of Proceeds upon Dissolution, etc.

                  (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment in, or distribution of, Permitted Junior Securities and excluding Defeasance Trust Payment), upon any dissolution or winding-up or total liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness shall first be paid in full in cash before the Holders or the Trustee on behalf of such Holders shall be entitled to receive any payment or distribution by or on behalf of the Company with respect to the principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities, or any payment or distribution by or on behalf of the Company to acquire any of the Securities or related Obligations for cash, property or securities, or any payment or distribution by or on behalf of the Company with respect to the Securities of any cash, property or securities (excluding any payment in, or distribution of, Permitted Junior Securities and excluding any Defeasance Trust Payment). Before any payment or distribution may be made by, or on behalf of, the Company with respect to the principal of, premium, if any, or interest on, or other Obligations with respect to the Securities upon any such dissolution or winding-up or total liquidation or reorganization or in bankruptcy, insolvency, receivership or other proceedings, any payment in, or distribution of, assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment), to which the Holders or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment in, or distribution of, Permitted Junior Securities and excluding any Defeasance Trust Payment), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 8.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 8.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 8.04. Subrogation.

                  Upon the payment in full in cash of all Senior Indebtedness, or provision for payment in cash satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Eight, and no payment over pursuant to the provisions of this Article Eight to the holders of

Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Eight are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Eight shall have been applied, pursuant to the provisions of this Article Eight, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full in cash of such Senior Indebtedness.

SECTION 8.05. Obligations of Company Unconditional.

                  Nothing contained in this Article Eight or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eight of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Eight shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full in cash before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of or interest on the Securities.

SECTION 8.06. Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section
8.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 8.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by
Section 8.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eight, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eight, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 8.07. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets or securities referred to in this Article Eight, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dis-solution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eight.

SECTION 8.08. Trustee's Relation to Senior Indebtedness.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Eight with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eight, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 8.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Eight or otherwise. Each Paying Agent shall be subject to the same obligations under this Article Eight as is the Trustee.

SECTION 8.09. Subordination Rights Not Impaired by Acts or Omissions of the
              Company or Holders of Senior Indebtedness.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Eight are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 8.10. Securityholders Authorize Trustee To Effectuate Subordination of
              Securities.

                  Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eight, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 8.11. This Article Not To Prevent Events of Default.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Eight shall not be construed as preventing the occurrence of an Event of Default specified in clauses (a), (b) or (c) of Section 6.01.

SECTION 8.12. Trustee's Compensation Not Prejudiced.

                  Nothing in this Article Eight shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 8.13. No Waiver of Subordination Provisions.

                  Without in any way limiting the generality of Section 8.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Eight or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 8.14. Subordination Provisions Not Applicable to Money Held in Trust for
              Securityholders; Payments May Be Paid Prior to Dissolution.

                  All money and United States Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Article Nine shall be for the sole benefit of the Holders and shall not be subject to this Article Eight.

                  Nothing contained in this Article Eight or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Sections 8.02 and 8.03, from making payments of principal of and interest on the Securities or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Subsidiary Guarantors' obligations under the Securities and this Indenture as provided in Article Nine, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 8.02(b) or in Section 8.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

SECTION 8.15. Acceleration of Securities.

                  If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of the Designated Senior Indebtedness of the acceleration.

                                  ARTICLE NINE

                             DISCHARGE OF INDENTURE

SECTION 9.01. Termination of Company's Obligations.

                  Subject to the provisions of Articles Eight and Twelve, the Company may terminate its and the Subsidiary Guarantors' substantive obligations in respect of the Securities and this Indenture by delivering all outstanding Securities to the Trustee for cancellation and paying all sums payable by it on account of principal of, premium, if any and interest on all Securities or otherwise. In addition to the foregoing, subject to the provisions of Article Eight with respect to the creation of the defeasance trust provided for in the following clause (i), the Company may, provided that no Default has occurred and is continuing or would arise therefrom (or, with respect to a Default with respect to the Company specified in Section 6.01(h) or (i), occurs at any time on or prior to the 91st calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day)) under this Indenture and provided that no default under any Senior Indebtedness would result therefrom, terminate its and the Subsidiary Guarantors' substantive obligations in respect of Article Four (other than Sections 4.01, 4.02, and 4.07) and Article Five hereof and any Event of Default specified in Section 6.01
(c), (d), (e), (f) or (g) by (i) depositing with the Trustee, under the terms of an irrevocable trust agreement, money or United States Government Obligations sufficient (without reinvestment) to pay all remaining Indebtedness on the Securities to redemption or maturity, as the case may be, (ii) delivering to the Trustee either an Opinion of Counsel or a ruling directed to the Trustee from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination of obligations, (iii) delivering to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this
Section 9.01 will not result in any of the Company, the Trustee or the trust created by the Company's deposit of funds pursuant to this provision becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and (iv) delivering to the Trustee an Officers' Certificate and an Opinion of Counsel each stating compliance with all conditions precedent provided for herein. In addition, subject to the provisions of Articles Eight and Twelve with respect to the creation of the defeasance trust provided for in the following clause (i), the Company may, provided that no Default has occurred and is continuing or would arise therefrom (or, with respect to a Default with respect to the Company specified in Section 6.01(h) or (i), occurs at any time on or prior to the 91st calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day)) under this Indenture and provided that no default under any Senior Indebtedness would arise therefrom, terminate all of its and the Subsidiary Guarantors' substantive obligations in respect of the Securities (including its obligations to pay the principal of and interest on the Securities and the Subsidiary Guarantors' Guaranty thereof) by (i) depositing with the Trustee, under the terms of an irrevocable trust agreement, money or United States Government Obligations sufficient (without reinvestment) to pay all remaining Indebtedness on the Securities to redemption or maturity, as the case may be, (ii) delivering to the Trustee either a ruling directed to the Trustee from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination of obligations or an Opinion of Counsel addressed to the Trustee based upon such a ruling or based on a change in the applicable Federal tax law since the date of this Indenture to such effect, (iii) delivering to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this
Section 9.01 will not result in any of the Company, the Trustee or the trust created by the Company's deposit of funds pursuant to this provision becoming or being deemed to be an "investment company" under the Investment Company

Act and (iv) delivering to the Trustee an Officers' Certificate and an Opinion of Counsel each stating compliance with all conditions precedent provided for herein.

                  Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.12, 2.13,
4.02, 7.07, 7.08, 9.03 and 9.04 shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Sections 7.07, 9.03 and
9.04 shall survive.

                  After such delivery or irrevocable deposit and delivery of an Officers' Certificate and Opinion of Counsel, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Subsidiary Guarantors' obligations under the Securities and this Indenture except for those surviving obligations specified above.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the United States Government Obligations deposited pursuant to this Section 9.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

SECTION 9.02. Application of Trust Money.

                  The Trustee shall hold in trust money or United States Government Obligations deposited with it pursuant to Section 9.01, and shall apply the deposited money and the money from United States Government Obligations in accordance with this Indenture solely to the payment of principal of and interest on the Securities.

SECTION 9.03. Repayment to Company.

                  Subject to Sections 7.07 and 9.01, the Trustee shall promptly pay to the Company upon written request any excess money held by it at any time. The Trustee shall pay to the Company upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 9.04. Reinstatement.

                  If the Trustee is unable to apply any money or United States Government Obligations in accordance with Section 9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Subsidiary Guarantors' obli-gations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.01 until such time as the Trustee is permitted to apply all such money or United States Government Obligations in accordance with Section 9.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01. Without Consent of Holders.

                  The Company and the Subsidiary Guarantors, when authorized by a resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                  (a) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

                  (b) to effect the assumption by a successor Person of all obligations of the Company under the Securities and this Indenture in connection with any transaction complying with Article Five of this Indenture;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (d) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (e) to make any change that would provide any additional benefit or rights to the Holders;

                  (f) to make any change that does not adversely affect the rights of any Holder under this Indenture;

                  (g) to evidence the succession of another Person to any Subsidiary Guarantor and the assumption by any such successor of the covenants of such Subsidiary

         Guarantor herein and in the Guaranty in connection with any transaction complying with Article Five of this Indenture;

                  (h) to add to the covenants of the Company or the Subsidiary Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any Subsidiary Guarantor;

                  (i) to secure the Securities pursuant to the requirements of
         Section 4.18 or otherwise; or

                  (j) to reflect the release of a Subsidiary Guarantor from its obligations with respect to its Guaranty in accordance with the provisions of Section 11.03 and to add a Subsidiary Guarantor pursuant to the requirements of Section 4.19;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 10.01.

SECTION 10.02. With Consent of Holders.

                  Subject to Section 6.07, the Company and the Subsidiary Guarantors, when authorized by a resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities). Subject to
Section 6.07, the Holders of a majority in principal amount of the outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities) may waive compliance by the Company or any Subsidiary Guarantor with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (a) change the Stated Maturity of the principal of or any installment of interest on any Security or alter the optional redemption or repurchase provisions of any Security or this Indenture in a manner adverse to the Holders of the Securities;

                  (b) reduce the principal amount (or premium) of any Security;

                  (c) reduce the rate of or extend the time for payment of interest on any Security;

                  (d) change the place or currency of payment of the principal of (or premium) or interest on any Security;

                  (e) modify any provisions of Section 6.04 (other than to add sections of this Indenture or the Securities subject thereto) or 6.07 or this Section 10.02 (other than to add sections of this Indenture or the Securities which may not be amended, supplemented or waived without the consent of each Securityholder affected);

                  (f) reduce the percentage of the principal amount of outstanding Securities necessary for amendment to or waiver of compliance with any provision of this Indenture or the Securities or for waiver of any Default;

                  (g) waive a Default in the payment of the principal of or interest on or redemption or purchase payment with respect to any Security (except a rescission of acceleration of the Securities by the Holders as provided in Section 6.02 and a waiver of the payment default that resulted from such acceleration);

                  (h) modify the ranking or priority of the Securities or the Guaranty in respect of any Subsidiary Guarantor, or modify the definition of Senior Indebtedness or Guarantor Senior Indebtedness or amend or modify any of the provisions of Article Eight or Article Twelve in any manner adverse to the Holders;

                  (i) modify the provisions relating to any Offer to Purchase required pursuant to Section 4.05 or 4.14 in a manner materially adverse to the Holders affected thereby; or

                  (j) release any Subsidiary Guarantor from any of its obligations under its Guaranty or this Indenture except in accordance with its Guaranty or this Indenture.

                  An amendment under this Section 10.02 may not make any change under Article Eight or Twelve hereof that adversely affects in any material respect the rights of any holder of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, then outstanding unless the holders of such Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be (or any group or representative thereof authorized to give a consent), shall have consented to such change.

                  It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
10.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 10.03. Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.04. Revocation and Effect of Consents.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of such Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 120 days after such record date (except as to any supplemental indenture, agreement or instrument or waiver entered into, or any other action taken in respect of such consent, prior to the expiration of such 120 day period).

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (j) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.05. Notation on or Exchange of Securities.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee shall (if required by the Company and in accordance with the specific direction of the Company) require the Holder of the Security to deliver it to the Trustee. The Trustee shall (if required by the Company and in accordance with the specific direction of the Company) place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.06. Trustee To Sign Amendments, etc.

                  The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable in accordance with its terms (subject to customary exceptions). The Trustee shall execute any such amendment, supplement or waiver which does not adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise. If such amendment, supplement or waiver adversely affects the Trustee's rights, duties or immunities under this Indenture, the Trustee may, but need not sign such amendment, supplement or waiver.

                                 ARTICLE ELEVEN

                                    GUARANTY

SECTION 11.01. Unconditional Guaranty.

                  Each Subsidiary Guarantor hereby unconditionally, jointly and severally, guarantees (each, a "Guaranty" or "Security Guarantee") to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 11.04. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guaranty will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture, and this Guaranty. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purpose of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forth become due and payable by each Subsidiary Guarantor for the purpose of this Guaranty.

SECTION 11.02. Severability.

                  In case any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.03. Release of a Subsidiary Guarantor.

                  If no Default exists or would exist under this Indenture, concurrently with any sale or disposition of any Subsidiary Guarantor by merger, sale of all or substantially all of its assets, liquidation or otherwise which is in compliance with the terms of this Indenture (other than a transaction subject to the first and third paragraphs of Section 5.01(a)) such Subsidiary Guarantor and each Subsidiary of such Subsidiary Guarantor that is also a Subsidiary Guarantor will automatically and unconditionally be released from all obligations under its Guaranty. In addition, subject to the foregoing conditions, any Subsidiary Guarantor will automatically and unconditionally be released from all obligations under its Guar-anty, unless the Company otherwise elects, if such Subsidiary Guarantor (i) is designated as an Unrestricted Subsidiary in compliance with the terms of this Indenture or (ii) ceases to be a guarantor of, or is released from its guarantees of, and all pledges and security granted in connection with, the Credit Facility. Such Subsidiary that has been released from its Guaranty pursuant to this Section may at any time thereafter still become a Subsidiary Guarantor pursuant to Section 4.19. The Trustee shall, at the sole cost and expense of the Company and upon receipt at the reasonable request of the Trustee of an Opinion of Counsel that the provisions of this Section 11.03 have been complied with, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.03. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Securities and the other obligations of the Company hereunder as provided in this Article Eleven.

SECTION 11.04. Limitation of Subsidiary Guarantor's Liability.

                  Each Subsidiary Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor (including any Senior Indebtedness incurred after the Issue Date) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guaranty or pursuant to Section 11.05, result in the obligations of such Subsidiary Guarantor under its Guaranty not constituting such a fraudulent transfer or conveyance.

SECTION 11.05. Contribution.

                  In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a pro rata amount, based on the net assets of each Subsidiary Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 11.04, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to the Guaranty.

SECTION 11.06. Execution of Security Guaranty.

                  To further evidence their Guaranty to the Holders, each of the Subsidiary Guarantors hereby agree to execute a Security Guarantee to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Subsidiary Guarantor hereby agrees that its Guaranty set forth in
Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a Security Guarantee. Each such Security Guarantee shall be signed on behalf of each Subsidiary Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Security Guarantee on behalf of such Subsidiary Guarantor. Such signature upon the Security Guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Security Guarantee, and in case such officer who shall have signed the Security Guarantee shall cease to be such officer before the Security on which such Security Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Security Guarantee had not ceased to be such officer of such Subsidiary Guarantor.

SECTION 11.07. Subordination of Subrogation and Other Rights.

                  Each Subsidiary Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Subsidiary Guarantor's obligations under its Guaranty or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Subsidiary Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

                                 ARTICLE TWELVE

                            SUBORDINATION OF GUARANTY

SECTION 12.01. Guaranty Obligations Subordinated to Guarantor Senior
               Indebtedness.

                  Each Subsidiary Guarantor covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that the Guaranty of such Subsidiary Guarantor shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of, premium of, if any, and interest on and other Obligations relating to the Securities pursuant to the Guaranty made by or on behalf of any Subsidiary Guarantor shall, to the extent and in the manner set forth in this Article Twelve, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Guarantor Senior Indebtedness of such Subsidiary Guarantor.

SECTION 12.02. No Payment on Guaranties in Certain Circumstances.

                  (a) No direct or indirect payment or distribution (excluding any payment in, or distribution of, Permitted Junior Securities and excluding any Defeasance Trust Payments) by or on behalf of any Subsidiary Guarantor of principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities pursuant to such Subsidiary Guarantor's Guaranty, whether pursuant to the terms of the Securities, upon acceleration, pursuant to an Offer to Purchase, redemption, defeasance, other purchase or otherwise, will be made if, at the time of such payment or distribution, there exists a default in the payment of all or any portion of the Obligations on any Designated Senior Indebtedness guaranteed by a Guarantor, whether at maturity, on account of mandatory prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Guarantor Senior Indebtedness. In addition, during any Payment Blockage Period with respect to Designated Senior Indebtedness guaranteed by a Guarantor, no direct or indirect payment or distribution (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment) will be made by or on behalf of such Subsidiary Guarantor of principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities.

                  (b) In the event that, notwithstanding the foregoing, any payment or distribution shall be received by the Trustee or any Holder when such payment or distribution is prohibited by Section 12.02(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear.

SECTION 12.03. Payment Over of Proceeds upon Dissolution, etc.

                  (a) Upon any payment or distribution of assets or securities of any Subsidiary Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding Defeasance Trust Payments), upon any dissolution or winding-up or total liquidation or reorganization of such Subsidiary Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Guarantor Senior Indebtedness of such Subsidiary Guarantor shall first be paid in full in cash before the Holders of the Securities or the Trustee on behalf of such Holders shall be entitled to receive any payment or distribution by or on behalf of such Subsidiary Guarantor with respect to the principal of, premium, if any, or interest on, or other Obligations with respect to, the Securities pursuant to such Subsidiary Guarantor's Guaranty, or any payment or distribution by or on behalf of such Subsidiary Guarantor to acquire any of the Securities or related Obligations for cash, property or securities, or any payment or distribution by or on behalf of such Subsidiary Guarantor with respect to the Securities of any cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment). Before any payment or distribution may be made by, or on behalf of, any Subsidiary Guarantor with respect to the principal of, premium, if any, or interest on, or other Obligations with respect to the Securities upon any such dissolution or winding-up or total liquidation or reorganization or in bankruptcy, insolvency, receivership or other proceedings, any payment in or distribution of assets or securities of such Subsidiary Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment), to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by such Subsidiary Guarantor or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Guarantor Senior Indebtedness of such Subsidiary Guarantor (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Guarantor Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of any Subsidiary Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 12.03(a) and before all obligations in respect of the Guarantor Senior Indebtedness of such Subsidiary Guarantor are paid in full in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

                  The consolidation of any Subsidiary Guarantor with, or the merger of any Subsidiary Guarantor with or into, another corporation or the liquidation or dissolution of any Subsidiary Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 12.04. Subrogation.

                  Upon the payment in full in cash of all Guarantor Senior Indebtedness of a Subsidiary Guarantor, or provision for payment in cash satisfactory to the holders of Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of such Subsidiary Guarantor made on such Guarantor Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve to the holders of such Guarantor Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between such Subsidiary Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by such Subsidiary Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Guarantor Senior Indebtedness of each Subsidiary Guarantor, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full in cash of such Guarantor Senior Indebtedness.

SECTION 12.05. Obligations of Subsidiary Guarantors Unconditional.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities or the Guaranties is intended to or shall impair, as among each of the Subsidiary Guarantors and the Holders of the Securities, the obligation of each Subsidiary Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of any Subsidiary Guarantor other than the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of any Subsidiary Guarantor received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Twelve shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Guarantor Senior Indebtedness of any Subsidiary Guarantor then due and payable shall first be paid in full in cash before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from such Subsidiary Guarantor of principal of or interest on the Securities pursuant to such Subsidiary Guarantor's Guaranty.

SECTION 12.06. Notice to Trustee.

                  The Company and each Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or such Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company or such Subsidiary Guarantor, or by a holder of Guarantor Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from any Subsidiary Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 12.06 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section
12.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.07. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets or securities of a Subsidiary Guarantor referred to in this Article Twelve, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.08. Trustee's Relation to Guarantor Senior Indebtedness.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness (except as provided in Section 12.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise. Each Paying Agent shall be subject to the same obligations under this Article Twelve as is the Trustee.

SECTION 12.09. Subordination Rights Not Impaired by Acts or Omissions of the
               Subsidiary Guarantors or Holders of Guarantor Senior
               Indebtedness.

                  No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Subsidiary Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Twelve are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness.

SECTION 12.10. Securityholders Authorize Trustee To Effectuate Subordination of
               Guaranty.

                  Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of any Subsidiary Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Subsidiary Guarantor, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 12.11. This Article Not To Prevent Events of Default.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default specified in clauses (a), (b) or (c) of Section 6.01.

SECTION 12.12. Trustee's Compensation Not Prejudiced.

                  Nothing in this Article Twelve shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 12.13. No Waiver of Guaranty Subordination Provisions.

                  Without in any way limiting the generality of Section 12.09, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured;
(b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against any Subsidiary Guarantor and any other Person.

SECTION 12.14. Payments May Be Paid Prior to Dissolution.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) a Subsidiary Guarantor, except under the conditions described in Sections 12.02 and 12.03, from making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 12.02(b) or in Section 12.06. The Subsidiary Guarantors shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of such Subsidiary Guarantor.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

SECTION 13.01. Trust Indenture Act Controls.

                  This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

                  The provisions of TIA 'SS''SS' 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.02. Notices.

                  Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

                  if to the Company or to the Subsidiary Guarantors:

                  Gentek Inc.
                  Liberty Lane
                  Hampton, New Hampshire  03842

                  Attention:  Todd M. DuChene, Secretary

                  Facsimile:   (603) 929-2703
                  Telephone:  (603) 929-2340

                  with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York

                  Attention:  George E. B. Maguire, Esq.

                  Facsimile:   (212) 909-6072
                  Telephone:  (212) 909-6836

                  if to the Trustee:

                  U.S. Bank Trust National Association
                  111 E. Wacker Drive
                  Suite 3000
                  Chicago, IL  60601

                  Attention:  Corporate Trust Administration

                  Facsimile:   (312) 228-9401
                  Telephone:  (312) 229-9418

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA
'SS' 310(b), TIA 'SS' 313(c), TIA 'SS' 314(a) and TIA 'SS' 315(b), shall be mailed to him at his address as set forth on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA 'SS' 313(c).

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail notice of any event as required by any provision of this Indenture, then such notification as shall be made with the approval of the Trustee (such approval not to be unreasonably withheld) shall constitute a sufficient notification for every purpose hereunder.

SECTION 13.03. Communications by Holders with Other Holders.

                  Securityholders may communicate pursuant to TIA 'SS' 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA 'SS' 312(c).

SECTION 13.04. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provisions of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

SECTION 13.05. Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 4.11) shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.06. Rules by Trustee, Paying Agent, Registrar.

                  The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07. Governing Law.

                  The laws of the State of New York shall govern this Indenture, the Securities and the Security Guarantees without regard to principles of conflicts of law.

SECTION 13.08. No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, the Guaranty of such Subsidiary Guarantor or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability, which waiver and release are part of the consideration for issuance of the Securities.

SECTION 13.09. Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of each Subsidiary Guarantor in this Indenture and such Subsidiary Guarantor's Guaranty shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.10. Counterpart Originals.

                  The parties may sign any number of counterparts of this Indenture. Each signed counterparts shall be an original, but all of them together represent the same agreement.

SECTION 13.11. Severability.

                  In case any provision in this Indenture, in the Securities or in the Guaranty shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.12. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.13. Legal Holidays.

                  If a payment date is a not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

                            [Signature Pages Follow]

                                   SIGNATURES



                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


                                  GENTEK, INC.




                                  By:  /s/ Michael R. Herman
                                      _____________________________________
                                      Name: Michael R. Herman
                                      Title: Vice President


                                  GENERAL CHEMICAL CORPORATION
                                  TOLEDO TECHNOLOGIES INC.
                                  PRINTING DEVELOPMENTS INC.
                                  BALCRANK PRODUCTS, INC.
                                  HMC PATENTS HOLDING COMPANY INC.
                                  WATERSIDE URBAN RENEWAL CORP.
                                  REHEIS INC.
                                  DEFIANCE INC.
                                  BINDERLINE DRAFTLINE, INC.
                                  DEFIANCE PRECISION PRODUCTS, INC.
                                  HY-FORM PRODUCTS, INC.
                                  DEFIANCE TESTING AND ENGINEERING
                                   SERVICES, INC.
                                  NOMA CORPORATION
                                  PTC MEXICO CORPORATION
                                  NOMA OP INC.
                                  ELECTRONIC INTERCONNECT SERVICES, INC. SYSTEMS
                                   INC.
                                  DEFIANCE KINEMATICS INC.,
                                   as Subsidiary Guarantors





                                  By:  /s/ Michael R. Herman
                                      _____________________________________
                                      Name: Michael R. Herman
                                      Title: Authorized Officer or Person

                                       HN INVESTMENT HOLDINGS INC.,
                                          as a Subsidiary Guarantor



                                       By: /s/ Todd M. DuChene
                                          ______________________________________
                                          Name: Todd M. DuChene
                                          Title: Vice President


                                       U.S. BANK TRUST NATIONAL
                                          ASSOCIATION, as Trustee



                                       By: /s/ K. Wendy Kumar
                                          ______________________________________
                                          Name:  K. Wendy Kumar
                                          Title: Vice President

                                                                       EXHIBIT A


                           [FORM OF SERIES A SECURITY]


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND, IN

THE CASE OF THE FOREGOING CAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                   GENTEK INC.
                          11% Senior Subordinated Note
                          due August 1, 2009, Series A

                                                           CUSIP No.:[         ]

No. [         ]                                                   $[           ]

                  GENTEK INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on August 1, 2009.

                  Interest Payment Dates: February 1 and August 1, commencing on February 1, 2000.

                  Interest Record Dates: January 15 and July 15

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                       GENTEK INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:



Dated:  August 9, 1999

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 11% Senior Subordinated Notes due August 1, 2009, Series A, described in the within-mentioned Indenture.

Dated:  August 9, 1999

                                       U.S. BANK NATIONAL TRUST
                                          ASSOCIATION, as Trustee



                                       By:
                                            ____________________________________
                                            Authorized Signatory

                              (REVERSE OF SECURITY)

                                   GENTEK INC.

                          11% Senior Subordinated Note
                          due August 1, 2009, Series A

1.       Interest.

                  GENTEK INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 9, 1999. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing February 1, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by the Securities.

2.       Method of Payment.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       Paying Agent and Registrar.

                  Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent or Registrar.

4.       Indenture and Guarantees.

                  The Company issued the Securities under an Indenture, dated as of August 9, 1999 (the "Indenture"), by and among the Company, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 11% Senior Subordinated Notes due 2009, Series A (the "Initial Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $200,000,000, which may be issued under the Indenture. The Securities include the Initial Securities, the Private Exchange Securities (as defined in the Indenture) and the Unrestricted Securities (as defined below) issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement. The Initial Securities, the Private Exchange Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 'ss''ss' 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. The Securities are subordinated in right of payment to all Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose.

                  Payment on the Securities is guaranteed (each, a "Guaranty"), on a senior subordinated basis, jointly and severally, by each Eligible Subsidiary of the Company existing on the Issue Date (each, a "Subsidiary Guarantor") pursuant to Article Eleven and Article Twelve of the Indenture. In addition, the Indenture requires the Company to cause each Eligible Subsidiary formed, created or acquired after the Issue Date that borrows under, or is required to become a guarantor of, the Credit Facility to become a party to the Indenture as a Subsidiary Guarantor and guarantee payment on the Securities pursuant to Article Eleven and Article Twelve of the Indenture. In certain circumstances, the Guaranties may be released.

5.       Optional Redemption.

                  The Securities will be redeemable at the option of the Company, in whole or in part, at any time on or after August 1, 2004, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on August 1, of the years indicated below:


                                             REDEMPTION
                 YEAR                          PRICE
     ---------------------------------       --------
     2004.................................   105.500%
     2005.................................   103.667%
     2006.................................   101.833%
     2007 and thereafter..................   100.000%


6.      Optional Redemption upon Equity Issuance.

                  In addition, at any time and from time to time on or prior to August 1, 2002, the Company may redeem in the aggregate up to 35% of the originally issued aggregate principal amount of the Securities with the net cash proceeds of one or more Equity Issuances, at a redemption price in cash equal to 111.0% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the originally issued aggregate principal amount of the Securities must remain outstanding immediately after giving effect to each such redemption (excluding any Securities held by the Company or any of its Affiliates). Notice of any such redemption must be given within 90 days after the date of the closing of the relevant Equity Issuance.

7.       Notice of Redemption.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8.       Change of Control Offer.

                  Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

9.       Limitation on Disposition of Assets.

                  The Company is, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment
Date) with the proceeds of certain asset dispositions.

10.      Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11.      Persons Deemed Owners.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

12.      Unclaimed Funds.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13.      Legal Defeasance and Covenant Defeasance.

                  The Company and the Subsidiary Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guaranties, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guaranties, in each case upon satisfaction of certain conditions specified in the Indenture.

14.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture, the Securities and the Guaranties may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guaranties to, among other things, cure any ambiguity, defect or inconsistency, to effect the assumption by such successor Person of the obligations of the Company as specified in the Indenture, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15.      Restrictive Covenants.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or certain other related persons or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions. The Company must report annually to the Trustee on compliance with such limitations.

16.      Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guaranties except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guaranties unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17.      Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

18.      No Recourse Against Others.

                  No stockholder, director, officer, employee or incorporator, as such, of the Company or any Subsidiary Guarantor shall have any liability for any obligation of the Company or any Subsidiary Guarantor under the Securities, the Guaranty of such Subsidiary Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Guaranties.

19.      Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20.      Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

21.      CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.      Registration Rights.

                  Pursuant to the Registration Rights Agreement, the Company will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for a 11% Senior Subordinated Note due 2009, Series B, of the Company (an "Unrestricted Security") which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

23.      Governing Law.

                  The laws of the State of New York shall govern the Indenture, this Security and any Guaranty thereof without regard to principles of conflicts of laws.

                          [FORM OF SECURITY GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  The Subsidiary Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty by the Subsidiary Guarantor being referred to herein as the "Guaranty") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

                  The obligations of the Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) of such Subsidiary Guarantor, to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guaranty therein made.

                  This Security Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Security Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Security Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  This Security Guarantee is subject to release upon the terms set forth in the Indenture.

                                       GENERAL CHEMICAL CORPORATION




                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       TOLEDO TECHNOLOGIES INC.




                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       PRINTING DEVELOPMENTS INC.




                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       BALCRANK PRODUCTS INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       HMC PATENTS HOLDING COMPANY
                                        INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       WATERSIDE URBAN RENEWAL
                                        CORP.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       REHEIS INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       DEFIANCE, INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       BINDERLINE DRAFTLINE, INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       DEFIANCE PRECISION PRODUCTS, INC.




                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       HY-FORM PRODUCTS, INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       DEFIANCE TESTING AND ENGINEERING
                                        SERVICES, INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       NOMA CORPORATION



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       PTC MEXICO CORPORATION



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       NOMA OP INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       ELECTRONIC INTERCONNECT SYSTEMS INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       DEFIANCE KINEMATICS INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       HN INVESTMENT HOLDINGS INC.




                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)


________________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Dated:___________________           Signed:
                                             ___________________________________
                                             (Signed exactly as name appears
                                             on the other side of this Security)



Signature Guarantee:

________________________________________________________________________________
                 Participant in a recognized Signature Guarantee
                 Medallion Program (or other signature guarantor
                  program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]
Section 4.14 [      ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________


Dated:___________________    Your Signature:
                                             ___________________________________
                                             (Signed exactly as name appears
                                             on the other side of this Security)


Signature Guarantee:

________________________________________________________________________________


                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                           [FORM OF SERIES B SECURITY]

                                   GENTEK INC.

                          11% Senior Subordinated Note
                          due August 1, 2009, Series B

                                                                   CUSIP No.:[ ]

No. [    ]                                                               $[    ]

                  GENTEK INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on August 1, 2009.

                  Interest Payment Dates: February 1 and August 1, commencing on February 1, 2000.

                  Interest Record Dates: January 15 and July 15

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.


                                             GENTEK INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Dated:  [                ]

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 11% Senior Subordinated Notes due August 1, 2009, Series B, described in the within-mentioned Indenture.

Dated: [       ]

                                      U.S. BANK NATIONAL TRUST
                                           ASSOCIATION, as Trustee


                                      By:
                                          -------------------------------------
                                          Authorized Signatory

                              (REVERSE OF SECURITY)

                                   GENTEK INC.

                          11% Senior Subordinated Note
                          due August 1, 2009, Series B

1.       Interest.

                  GENTEK INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 9, 1999. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing February 1, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by the Securities

2.       Method of Payment.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       Paying Agent and Registrar.

                  Initially, U.S. Bank National Trust Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent or Registrar.

4.       Indenture and Guarantees.

                  The Company issued the Securities under an Indenture, dated as of August 9, 1999 (the "Indenture"), by and among the Company, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 11% Senior Subordinated Notes due 2009, Series B (the "Unrestricted Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $200,000,000, which may be issued under the Indenture. The Securities include the 11% Senior Subordinated Notes due 2009, Series A (the "Initial Securities"), the Private Exchange Securities (as defined in the Indenture) and the Unrestricted Securities. The Initial Securities, the Private Exchange Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 'SS''SS' 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. The Securities are subordinated in right of payment to all Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose.

                  Payment on the Securities is guaranteed (each, a "Guaranty"), on a senior subordinated basis, jointly and severally, by each Eligible Subsidiary of the Company existing on the Issue Date (each, a "Subsidiary Guarantor") pursuant to Article Eleven and Article Twelve of the Indenture. In addition, the Indenture requires the Company to cause each Eligible Subsidiary formed, created or acquired after the Issue Date that borrows under, or is required to become a guarantor of, the Credit Facility to become a party to the Indenture as a Subsidiary Guarantor and guarantee payment on the Securities pursuant to Article Eleven and Article Twelve of the Indenture. In certain circumstances, the Guaranties may be released.

5.       Optional Redemption.

                  The Securities will be redeemable at the option of the Company, in whole or in part, at any time on or after August 1, 2004, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on August 1 of the years indicated below:




                                                       REDEMPTION
                   YEAR                                   PRICE
        --------------------------                     -----------
        2004.................................             105.500%
        2005.................................             103.667%
        2006.................................             101.833%
        2007 and thereafter..................             100.000%


6.       Optional Redemption upon Equity Issuance.

                  In addition, at any time and from time to time on or prior to August 1, 2002, the Company may redeem in the aggregate up to 35% of the originally issued aggregate principal amount of the Securities with the net cash proceeds of one or more Equity Issuances at a redemption price in cash equal to 111.0% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the originally issued aggregate principal amount of the Securities must remain outstanding immediately after giving effect to each such redemption (excluding any Securities held by the Company or any of its Affiliates). Notice of any such redemption must be given within 90 days after the date of the closing of the relevant Equity Issuance.

7.       Notice of Redemption.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8.       Change of Control Offer.

                  Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

9.       Limitation on Disposition of Assets.

                  The Company is, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment
Date) with the proceeds of certain asset dispositions.

10.      Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11.      Persons Deemed Owners.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

12.      Unclaimed Funds.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13.      Legal Defeasance and Covenant Defeasance.

                  The Company and the Subsidiary Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guaranties, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guaranties, in each case upon satisfaction of certain conditions specified in the Indenture.

14.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture, the Securities and the Guaranties may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guaranties to, among other things, cure any ambiguity, defect or inconsistency, to effect the assumption by such successor Person of the obligation of the Company as specified in the Indenture, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15.      Restrictive Covenants.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or certain other related persons or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions. The Company must report annually to the Trustee on compliance with such limitations.

16.      Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guaranties except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guaranties unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17.      Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

18.      No Recourse Against Others.

                  No stockholder, director, officer, employee or incorporator, as such, of the Company or any Subsidiary Guarantor shall have any liability for any obligation of the Company or any Subsidiary Guarantor under the Securities, the Guaranty of such Subsidiary Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Guaranties.

19.      Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20.      Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

21.      CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.      Governing Law.

                  The laws of the State of New York shall govern the Indenture, this Security and any Guaranty without regard to principles of conflicts of laws.

                          [FORM OF SECURITY GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  The Subsidiary Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty by the Subsidiary Guarantor being referred to herein as the "Guaranty") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

                  The obligations of the Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) of such Subsidiary Guarantor, to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guaranty therein made.

                  This Security Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Security Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Security Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  This Security Guarantee is subject to release upon the terms set forth in the Indenture.


                                           GENERAL CHEMICAL CORPORATION

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

                                           TOLEDO TECHNOLOGIES INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           PRINTING DEVELOPMENTS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           BALCRANK PRODUCTS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           HMC PATENTS HOLDING COMPANY
                                            INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           WATERSIDE URBAN RENEWAL
                                            CORP.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

                                           REHEIS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           DEFIANCE, INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           BINDERLINE DRAFTLINE, INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           DEFIANCE PRECISION PRODUCTS, INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           HY-FORM PRODUCTS, INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           DEFIANCE TESTING AND ENGINEERING
                                            SERVICES, INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

                                           NOMA CORPORATION

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           PTC MEXICO CORPORATION

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           NOMA OP INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           ELECTRONIC INTERCONNECT
                                            SYSTEMS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           DEFIANCE KINEMATICS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

                                           HN INVESTMENT HOLDINGS INC.

                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint --------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:                                     Signed:
      -----------------                    -------------------------------------
                                            (Signed exactly as name appears
                                             on the other side of this Security)

Signature Guarantee:

--------------------
                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]
Section 4.14 [      ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount:
$
 --------------


Dated:                       Your Signature:
      -----------------                      -----------------------------------
                                             (Signed exactly as name appears
                                             on the other side of this Security)

Signature Guarantee:

--------------------


                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                      FORM OF LEGEND FOR GLOBAL SECURITIES

                  Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE.

                                                                       EXHIBIT D

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

         Re:      11% Senior Subordinated Notes due 2009
                  (the "Securities") of GenTek Inc.

                  This Certificate relates to $_______ principal amount of Securities held in the form of* ___ a beneficial interest in a Global Security or* _______ Physical Securities by ______ (the "Transferor").

The Transferor:*

         [ ] has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Physical Security or Physical Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

         [ ] has requested that the Registrar by written order to exchange or register the transfer of a Physical Security or Physical Securities.

                  In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of the Securities does not require Registration under the Securities Act of 1933, as amended (the "Act"), because*:

         [ ] Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.16 of the Indenture).

         [ ] Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         [ ] Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act) which delivers a certificate to the Trustee in the form of Exhibit E to the Indenture.

         [ ] Such Security is being transferred in reliance on Rule 144 under the Act.

         [ ] Such Security is being transferred in reliance on and in compliance with an exemption from the Registration requirements of the Act other than Rule 144A or Rule 144 under the Act to a person other than an institutional "accredited investor." [An Opinion of

         Counsel to the effect that such transfer does not require Registration under the Securities Act accompanies this certification.]


                                               --------------------------------


                                               [INSERT NAME OF TRANSFEROR]


                                               By:
                                                   ----------------------------
                                                     [Authorized Signatory]

Date:
     ---------------------------
        *Check applicable box.

                                                                       EXHIBIT E

                   Form of Transferee Letter of Representation

GenTek Inc.
c/o U.S. Bank National Trust Association
111 E. Wacker Drive
Chicago, IL  60601
Attention:  Corporate Trust Administration

Dear Sirs:

                  This certificate is delivered to request a transfer of $________ principal amount of the 11% Senior Subordinated Notes due 2009 (the "Securities") of GenTek Inc. (the "Company"). Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

                  Name:_______________________________
                  Address:____________________________
                  Taxpayer ID Number:_________________

                  The undersigned represents and warrants to you that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or


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


any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Company and the Trustee.

Dated:                                               TRANSFEREE:
       ---------------------------

                                                     ---------------------------

                                                     By:
                                                         -----------------------


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





                                                                       EXHIBIT F

                            Form of Certificate To Be
                             Delivered in Connection
                           with Regulation S Transfers

                                                          ______________, _____


GENTEK INC.
c/o U.S. BANK TRUST NATIONAL
    ASSOCIATION
111 E. Wacker Drive
Chicago, IL  60601

              Re:     GENTEK INC.
                      (the "Company") 11% Senior Subordinated Notes due 2009 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $__________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.


                                           Very truly yours,

                                           [Name of Transferor]

                                           By:    ___________________________
                                                  [Authorized Signatory]


                                      F-2



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'